TENGTU INTERNATIONAL CORP.

                              INVESTMENT AGREEMENT

           THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS.

           THIS INVESTMENT AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THE INVESTOR MUST RELY ON ITS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT J.

           SEE ADDITIONAL LEGENDS AT SECTIONS 4.7.


         THIS INVESTMENT AGREEMENT (this "Agreement" or "Investment Agreement") is made as of the 25th day of October, 2000, by and between Tengtu International Corp., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and the undersigned Investor executing this Agreement ("Investor").

                                    RECITALS:

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to the Investor, and the Investor shall purchase from the Company, from time to time as provided herein, shares of the Company's Common Stock, as part of an offering of Common Stock by the Company to Investor, for a maximum aggregate offering amount of Thirty Million Dollars ($30,000,000) (the "Maximum Offering Amount"); and

         WHEREAS, the solicitation of this Investment Agreement and, if accepted by the Company, the offer and sale of the Common Stock are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated under the Act, Section 4(2) of the Act, and/or upon such other exemption from the registration requirements of the Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder.

                                     TERMS:

         NOW, THEREFORE, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement (including the recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "20% Approval" shall have the meaning set forth in Section 5.25.

         "9.9% Limitation" shall have the meaning set forth in Section 2.3.1(f).

         "Accredited Investor" shall have the meaning set forth in Section 3.1.

         "Act" shall mean the Securities Act of 1933, as amended.

         "Additional Warrant" shall have the meaning set forth in the Warrant Antidilution Agreement.

         "Advance Put Notice" shall have the meaning set forth in Section 2.3.1(a), the form of which is attached hereto as EXHIBIT E.

         "Advance Put Notice Confirmation" shall have the meaning set forth in
Section 2.3.1(a), the form of which is attached hereto as EXHIBIT F.

         "Advance Put Notice Date" shall have the meaning set forth in Section 2.3.1(a).

         "Affiliate" shall have the meaning as set forth Section 6.4.

         "Aggregate Issued Shares" equals the aggregate number of shares of Common Stock issued to Investor pursuant to the terms of this Agreement or the Registration Rights Agreement as of a given date, including Put Shares and Warrant Shares.

         "Agreed Upon Procedures Report" shall have the meaning set forth in
Section 2.5.3(b).

         "Agreement" shall mean this Investment Agreement.

         "Automatic Termination" shall have the meaning set forth in Section 2.3.2.

         "Bring Down Cold Comfort Letters" shall have the meaning set forth in
Section 2.3.6(b).

         "Business Day" shall mean any day during which the Principal Market is open for trading.

         "Calendar Month" shall mean the period of time beginning on the numeric day in question in a calendar month and for Calendar Months thereafter, beginning on the earlier of (i) the same numeric day of the next calendar month or (ii) the last day of the next calendar month. Each Calendar Month shall end on the day immediately preceding the beginning of the next succeeding Calendar Month.

         "Cap Amount" shall have the meaning set forth in Section 2.3.10.

         "Capital Raising Limitations" shall have the meaning set forth in
Section 6.5.1.

         "Capitalization Schedule" shall have the meaning set forth in Section 3.2.4, attached hereto as EXHIBIT K.

         "Change in Control" shall have the meaning set forth within the definition of Major Transaction, below.

         "Closing" shall mean one of (i) the Investment Commitment Closing and
(ii) each closing of a purchase and sale of Common Stock pursuant to Section 2.

         "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security during Normal Trading on the O.T.C. Bulletin Board, or, if the O.T.C. Bulletin Board is not the principal securities exchange or trading market for such security, the last closing bid price during Normal Trading of such security on the principal securities exchange or trading market where such security is listed or traded as reported by such principal securities exchange or trading market, or if the foregoing do not apply, the last closing bid price during Normal Trading of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Investor in this Offering. If the Company and the Investor in this Offering are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the Investor in this offering and any fees and costs associated therewith shall be paid by the Company.

         "Commitment Evaluation Period" shall have the meaning set forth in
Section 2.6.

         "Commitment Warrants" shall have the meaning set forth in Section 2.4.1, the form of which is attached hereto as EXHIBIT U.

         "Common Shares" shall mean the shares of Common Stock of the Company.

           "Common Stock" shall mean the common stock of the Company.

         "Company" shall mean Tengtu International Corp., a corporation duly organized and existing under the laws of the State of Delaware.

         "Company Designated Maximum Put Dollar Amount" shall have the meaning set forth in Section 2.3.1(a).

         "Company Designated Minimum Put Share Price" shall have the meaning set forth in Section 2.3.1(a).

         "Company Termination" shall have the meaning set forth in Section
2.3.12.

         "Conditions to Investor's Obligations" shall have the meaning as set forth in Section 2.2.2.

         "Delisting Event" shall mean any time during the term of this Investment Agreement, that the Company's Common Stock is not listed for and actively trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange, or the New York Stock Exchange or is suspended or delisted with respect to the trading of the shares of Common Stock on such market or exchange.

         "Disclosure Documents" shall have the meaning as set forth in Section 3.2.4.

         "Due Diligence Review" shall have the meaning as set forth in Section 2.5.

         "Effective Date" shall have the meaning set forth in Section 2.3.1.

         "Escrow Agent" shall mean First Union National Bank of Georgia.

         "Escrow Agreement" shall mean that certain Escrow Agreement and Instructions by and among the Company, the Escrow Agent and the Investor of date even herewith.

         "Equity Securities" shall have the meaning set forth in Section 6.5.1.

         "Evaluation Day" shall have the meaning set forth in Section 2.3.1(b).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Excluded Day" shall have the meaning set forth in Section 2.3.1(b).

         "Extended Put Period" shall mean the period of time between the Advance Put Notice Date until the Pricing Period End Date.

         "Impermissible Put Cancellation" shall have the meaning set forth in
Section 2.3.1(e).

         "Indemnified Liabilities" shall have the meaning set forth in Section
9.

         "Indemnities" shall have the meaning set forth in Section 9.

         "Indemnitor" shall have the meaning set forth in Section 9.

         "Individual Put Limit" shall have the meaning set forth in Section
2.3.1 (b).

         "Ineffective Period" shall have the meaning given to it in the Registration Rights Agreement. "Ineffective Registration Payment" shall have the meaning given to it in the Registration Rights Agreement.

         "Intended Put Share Amount" shall have the meaning set forth in Section 2.3.1(a).

         "Investment Commitment Closing" shall have the meaning set forth in
Section 2.2.1.

         "Investment Agreement" shall mean this Investment Agreement.

         "Investment Commitment Opinion of Counsel" shall mean an opinion from Company's independent counsel, substantially in the form attached as EXHIBIT B, or such other form as agreed upon by the parties, as to the Investment Commitment Closing.

         "Investment Date" shall mean the date of the Investment Commitment Closing.

         "Investor" shall have the meaning set forth in the preamble hereto.

         "Key Employee" shall have the meaning set forth in Section 5.17, as set forth in EXHIBIT N.

         "Late Payment Amount" shall have the meaning set forth in Section
2.3.8.

         "Legend" shall have the meaning set forth in Section 4.7.

         "Major Transaction" shall mean and shall be deemed to have occurred at such time upon any of the following events:

              (i) a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock of the Company immediately preceding such consolidation, merger, combination or event either
(i) no longer hold a majority of the shares of Common Stock of the Company or
(ii) no longer have the ability to elect the board of directors of the Company (a "Change of Control");

              (ii) the sale or transfer of a portion of the Company's assets not in the ordinary course of business;

              (iii) the purchase of assets by the Company not in the ordinary course of business; or

              (iv) a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock.

         "Market Price" shall equal the lowest Closing Bid Price for the Common Stock on the Principal Market during the Pricing Period for the applicable Put.

         "Material Facts" shall have the meaning set forth in Section 2.3.6(a).

         "Maximum Put Dollar Amount" shall mean the lesser of (i) the Company Designated Maximum Put Dollar Amount, if any, specified by the Company in a Put Notice, and (ii) $2 million.

         "Maximum Offering Amount" shall mean have the meaning set forth in the recitals hereto.

         "NASD" shall have the meaning set forth in Section 6.9.

         "Nasdaq 20% Rule" shall have the meaning set forth in Section 2.3.10.

         "Non-Usage Fee" shall have the meaning set forth in Section 2.6.

         "Normal Trading" shall mean trading that occurs between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude "after hours" trading.

         "Numeric Day" shall mean the numerical day of the month of the Investment Date or the last day of the calendar month in question, whichever is less.

         "NYSE" shall have the meaning set forth in Section 6.9.

         "Offering" shall mean the Company's offering of Common Stock and Warrants issued under this Investment Agreement.

         "Officer's Certificate" shall mean a certificate, signed by an officer of the Company, to the effect that the representations and warranties of the Company in this Agreement required to be true for the applicable Closing are true and correct in all material respects and all of the conditions and limitations set forth in this Agreement for the applicable Closing are satisfied.

         "Opinion of Counsel" shall mean, as applicable, the Investment Commitment Opinion of Counsel, the Put Opinion of Counsel, and the Registration Opinion.

         "Payment Due Date" shall have the meaning set forth in Section 2.3.8.

         "Pricing Period" shall mean, unless otherwise shortened under the terms of this Agreement, the period beginning on the Business Day immediately following the Put Date and ending on and including the date which is 20 Business Days after such Put Date.

         "Pricing Period End Date" shall mean the last Business Day of any Pricing Period.

         "Principal Market" shall mean the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         "Proceeding" shall have the meaning as set forth Section 5.1.

         "Purchase" shall have the meaning set forth in Section 2.3.7.

         "Purchase Warrant Exercise Price" shall have the meaning set forth in
Section 2.4.2.

         "Purchase Warrants" shall have the meaning set forth in Section 2.4.2, the form of which is attached hereto as EXHIBIT D.

         "Put" shall have the meaning set forth in Section 2.3.1(d).

         "Put Cancellation" shall have the meaning set forth in Section
2.3.11(a).

         "Put Cancellation Date" shall have the meaning set forth in Section 2.3.11(a).

         "Put Cancellation Notice" shall have the meaning set forth in Section 2.3.11(a), the form of which is attached hereto as EXHIBIT Q.

         "Put Cancellation Notice Confirmation" shall have the meaning set forth in Section 2.3.11(c), the form of which is attached hereto as EXHIBIT S.

         "Put Closing" shall have the meaning set forth in Section 2.3.8.

         "Put Closing Date" shall have the meaning set forth in Section 2.3.8.

         "Put Date" shall mean the date that is specified by the Company in any Put Notice for which the Company intends to exercise a Put under Section 2.3.1, unless the Put Date is postponed pursuant to the terms hereof, in which case the "Put Date" is such postponed date.

         "Put Dollar Amount" shall be determined by multiplying the Put Share Amount by the respective Put Share Prices with respect to such Put Shares, subject to the limitations herein.

         "Put Notice" shall have the meaning set forth in Section 2.3.1(d), the form of which is attached hereto as EXHIBIT G.

         "Put Notice Confirmation" shall have the meaning set forth in Section 2.3.1(d), the form of which is attached hereto as EXHIBIT H.

         "Put Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as EXHIBIT I, or such other form as agreed upon by the parties, as to any Put Closing.

         "Put Share Amount" shall have the meaning as set forth Section
2.3.1(b).

         "Put Share Price" shall have the meaning set forth in Section 2.3.1(c).

         "Put Shares" shall mean shares of Common Stock that are purchased by the Investor pursuant to a Put.

         "Registrable Securities" shall have the meaning as set forth in the Registration Rights Agreement.

         "Registration Opinion" shall have the meaning set forth in Section 2.3.6(a), the form of which is attached hereto as EXHIBIT R.

         "Registration Opinion Deadline" shall have the meaning set forth in
Section 2.3.6(a).

         "Registration Rights Agreement" shall mean that certain registration rights agreement entered into by the Company and Investor on even date herewith, in the form attached hereto as EXHIBIT A, or such other form as agreed upon by the parties.

         "Registration Statement" shall have the meaning as set forth in the Registration Rights Agreement.

         "Regulation D" shall have the meaning set forth in the recitals hereto.

         "Reporting Issuer" shall have the meaning set forth in Section 6.2.

         "Restrictive Legend" shall have the meaning set forth in Section 4.7.

         "Required Put Documents" shall have the meaning set forth in Section 2.3.5.

         "Right of First Refusal" shall have the meaning set forth in Section 6.5.2.

         "Risk Factors" shall have the meaning set forth in Section 3.2.4, attached hereto as EXHIBIT J.

         "Schedule of Exceptions" shall have the meaning set forth in Section 5, and is attached hereto as Exhibit C.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities" shall mean this Investment Agreement, together with the Common Stock of the Company, the Warrants and the Warrant Shares issuable pursuant to this Investment Agreement.

         "Share Authorization Increase Approval" shall have the meaning set forth in Section 5.25.

         "Stockholder 20% Approval" shall have the meaning set forth in Section 6.11.

         "Supplemental Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

         "Term" shall mean the term of this Agreement, which shall be a period of time beginning on the date of this Agreement and ending on the Termination Date.

         "Termination Date" shall mean the earlier of (i) the date that is three
(3) years after the Effective Date, or (ii) the date that is thirty (30) Business Days after the later of (a) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount, (b) the date that the Company has delivered a Termination Notice to the Investor, (c) the date of an Automatic Termination, and (d) the date that all of the Warrants have been exercised.

         "Termination Fee" shall have the meaning as set forth in Section 2.6.

         "Termination Notice" shall have the meaning as set forth in Section 2.3.12.

         "Third Party Report" shall have the meaning set forth in Section 3.2.4.

         "Trading Volume " shall mean the volume of shares of the Company's Common Stock that trade between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude any shares trading during "after hours" trading.

         "Transaction Documents" shall have the meaning set forth in Section 9.

         "Transfer Agent" shall have the meaning set forth in Section 6.10.

         "Transfer Agent Instructions" shall mean the Company's instructions to its transfer agent, substantially in the form attached as EXHIBIT T, or such other form as agreed upon by the parties.

         "Trigger Price" shall have the meaning set forth in Section 2.3.1(b).

         "Truncated Pricing Period" shall have the meaning set forth in Section 2.3.11(d).

         "Truncated Put Share Amount" shall have the meaning set forth in
Section 2.3.11(b).

           "Unlegended Share Certificates" shall mean a certificate or certificates (or electronically delivered shares, as appropriate) (in denominations as instructed by Investor) representing the shares of Common Stock to which the Investor is then entitled to receive, registered in the name of Investor or its nominee (as instructed by Investor) and not containing a restrictive legend or stop transfer order, including but not limited to the Put Shares for the applicable Put and Warrant Shares.

         "Use of Proceeds Schedule" shall have the meaning as set forth in
Section 3.2.4, attached hereto as EXHIBIT L.

         "Volume Limitations" shall have the meaning set forth in Section 2.3.1(b).

         "Warrant Antidilution Agreement" shall mean that certain Warrant Antidilution Agreement entered into by the Company and Investor on even date herewith, in the form attached hereto as EXHIBIT O, or such other form as agreed upon by the parties.

         "Warrant Shares" shall mean the Common Stock issued or issuable upon exercise of the Warrants.

         "Warrants" shall mean Purchase Warrants and Commitment Warrants.

         2. PURCHASE AND SALE OF COMMON STOCK.

             2.1 OFFER TO SUBSCRIBE.
                 ------------------

             Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in Sections 2.2 and 2.3 below, Investor hereby agrees to purchase such amounts of Common Stock and accompanying Warrants as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Puts pursuant to Section
2.3 below.

             2.2 INVESTMENT COMMITMENT.
                 ---------------------

                 2.2.1 INVESTMENT COMMITMENT CLOSING. The closing of this Agreement (the "Investment Commitment Closing") shall be deemed to occur when this Agreement, the Registration Rights Agreement, the Commitment Warrant and the Warrant Antidilution Agreement have been executed by both Investor and the Company, the Transfer Agent Instructions have been executed by both the Company and the Transfer Agent, and the other Conditions to Investor's Obligations set forth in Section 2.2.2 below have been met.

                 2.2.2 CONDITIONS TO INVESTOR'S OBLIGATIONS. As a prerequisite to the Investment Commitment Closing and the Investor's obligations hereunder, all of the following (the "Conditions to Investor's Obligations") shall have been satisfied prior to or concurrently with the Company's execution and delivery of this Agreement:

             (a) the following documents shall have been delivered to the
                 Investor: (i) the Registration Rights Agreement (executed by the Company and Investor), (ii) the Commitment Warrant, (iii) the Investment Commitment Opinion of Counsel (signed by the Company's counsel), (iv) the Warrant Antidilution Agreement (executed by the Company and Investor), (v) the Transfer Agent Instructions (executed by the Company and the Transfer Agent), and (vi) a Secretary's Certificate as to (A) the resolutions of the Company's board of directors authorizing this transaction,
                 (B) the Company's Certificate of Incorporation, and (C) the Company's Bylaws;

             (b) this Investment Agreement, accepted by the Company, shall have been received by the Investor;

             (c) the Company's Common Stock shall be listed for trading and actually trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange;

             (d) other than continuing losses described in the Risk Factors set forth in the Disclosure Documents (provided for in Section 3.2.4), as of the Closing there have been no material adverse changes in the Company's business prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents, including but not limited to incurring material liabilities; and

             (e) the representations and warranties of the Company in this
                 Agreement shall be true and correct in all material respects and the conditions to Investor's obligations set forth in this
                 Section 2.2.2 shall have been satisfied as of such Closing; and the Company shall deliver an Officer's Certificate, signed by an officer of the Company, to such effect to the Investor.

              2.3 PUTS OF COMMON SHARES TO THE INVESTOR.
                  --------------------------------------

                 2.3.1 PROCEDURE TO EXERCISE A PUT. Subject to the Individual Put Limit, the Maximum Offering Amount and the Cap Amount (if applicable), and the other conditions and limitations set forth in this Agreement, at any time beginning on the date on which the Registration Statement is declared effective by the SEC (the "Effective Date"), the Company may, in its sole and absolute discretion, elect to exercise one or more Puts according to the following procedure, provided that each subsequent Put Date after the first Put Date shall be no sooner than five (5) Business Days following the preceding Pricing Period End Date:

                        (a) DELIVERY OF ADVANCE PUT NOTICE. At least ten (10) Business Days but not more than twenty (20) Business Days prior to any intended Put Date (unless otherwise agreed in writing by the Investor), the Company shall deliver advance written notice (the "Advance Put Notice," the form of which is attached hereto as EXHIBIT E, the date of such Advance Put Notice being the "Advance Put Notice Date") to Investor stating the Put Date for which the Company shall, subject to the limitations and restrictions contained herein, exercise a Put and stating the number of shares of Common Stock (subject to the Individual Put Limit and the Maximum Put Dollar Amount) which the Company intends to sell to the Investor for the Put (the "Intended Put Share Amount").

         The Company may, at its option, also designate in any Advance Put Notice (i) a maximum dollar amount of Common Stock, not to exceed $2,000,000, which it shall sell to Investor during the Put (the "Company Designated Maximum Put Dollar Amount") and/or (ii) a minimum purchase price per Put Share at which the Investor may purchase shares of Common Stock pursuant to such Put Notice (a "Company Designated Minimum Put Share Price"). The Company Designated Minimum Put Share Price, if applicable, shall be no greater than the lesser of (i) 80% of the Closing Bid Price of the Company's common stock on the Business Day immediately preceding the Advance Put Notice Date, or (ii) the Closing Bid Price of the Company's common stock on the Business Day immediately preceding the Advance Put Notice Date minus $0.125. The Company may decrease (but not increase) the Company Designated Minimum Put Share Price for a Put at any time by giving the Investor written notice of such decrease not later than 12:00 Noon, New York City time, on the Business Day immediately preceding the Business Day that such decrease is to take effect. A decrease in the Company Designated Minimum Put Share Price shall have no retroactive effect on the determination of Trigger Prices and Excluded Days for days preceding the Business Day that such decrease takes effect, provided that the Put Share Price for all shares in a Put shall be calculated using the lowest Company Designated Minimum Put Share Price, as decreased.

         Notwithstanding the above, if, at the time of delivery of an Advance Put Notice, more than two (2) Calendar Months have passed since the date of the previous Put Closing, such Advance Put Notice shall provide at least twenty (20) Business Days notice of the intended Put Date, unless waived in writing by the Investor. In order to effect delivery of the Advance Put Notice, the Company shall (i) send the Advance Put Notice by facsimile on such date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on such date to a courier for overnight delivery to the Investor (or two (2) day delivery in the case of an Investor residing outside of the U.S.). Upon receipt by the Investor of a facsimile copy of the Advance Put Notice, the Investor shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Advance Put Notice Confirmation," the form of which is attached hereto as EXHIBIT F) of the Advance Put Notice to the Company specifying that the Advance Put Notice has been received and affirming the intended Put Date and the Intended Put Share Amount.

                        (b) PUT SHARE AMOUNT. The "Put Share Amount" is the number of shares of Common Stock that the Investor shall be obligated to purchase in a given Put, and shall equal the lesser of (i) the Intended Put Share Amount, and (ii) the Individual Put Limit. The "Individual Put Limit" shall equal the lesser of (a) 1,500,000 shares, (b) 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock ("Block Trades"), for all Evaluation Days (as defined below) in the Pricing Period, (c) the number of Put Shares which, when multiplied by their respective Put Share Prices, equals the Maximum Put Dollar Amount, and (d) the 9.9% Limitation, but in no event shall the Individual Put Limit exceed 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock, for the twenty (20) Business Days immediately preceding the Advance Put Notice Date (this limitation, together with the limitation in (b) immediately above are collectively referred to herein as the "Volume Limitations"). Company agrees not to trade Common Stock or arrange for Common Stock to be traded for the purpose of artificially increasing the Volume Limitations. Notwithstanding the above, Block Trades shall not be excluded from the above calculations to the extent that the aggregate number of shares traded in all such Block Trades on a given trading day constitute less than ten percent (10%) of the total trading volume of all shares traded on that trading day.


         For purposes of this Agreement:

              "Trigger Price" for any Pricing Period shall mean the greater of
(i) the Company Designated Minimum Put Share Price, plus $0.075, or (ii) the Company Designated Minimum Put Share Price divided by
 .92.

              An "Excluded Day" shall mean each Business Day during a Pricing Period where the lowest intra-day trading price of the Common Stock is less than the Trigger Price.

              An "Evaluation Day" shall mean each Business Day during a Pricing Period that is not an Excluded Day.

                        (c) PUT SHARE PRICE. The purchase price for the Put Shares (the "Put Share Price") shall equal the lesser of (i) the Market Price for such Put, minus $0.075, or (ii) 92% of the Market Price for such Put, but shall in no event be less than the Company Designated Minimum Put Share Price for such Put, if applicable.

                        (d) DELIVERY OF PUT NOTICE. After delivery of an Advance Put Notice, on the Put Date specified in the Advance Put Notice the Company shall deliver written notice (the "Put Notice," the form of which is attached hereto as EXHIBIT G) to Investor stating (i) the Put Date, (ii) the Intended Put Share Amount as specified in the Advance Put Notice (such exercise a "Put"),
(iii) the Company Designated Maximum Put Dollar Amount (if applicable), and (iv) the Company Designated Minimum Put Share Price (if applicable). In order to effect delivery of the Put Notice, the Company shall (i) send the Put Notice by facsimile on the Put Date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on the Put Date to a courier for overnight delivery to the Investor (or two (2) day delivery in the case of an Investor residing outside of the U.S.). Upon receipt by the Investor of a facsimile copy of the Put Notice, the Investor shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Put Notice Confirmation," the form of which is attached hereto as EXHIBIT H) of the Put Notice to Company specifying that the Put Notice has been received and affirming the Put Date and the Intended Put Share Amount.

                        (e) DELIVERY OF REQUIRED PUT DOCUMENTS. On or before the Put Date for such Put, the Company shall deliver the Required Put Documents (as defined in Section 2.3.5 below) to the Investor (or to an agent of Investor, if Investor so directs). Unless otherwise specified by the Investor, the delivery of the Put Shares of Common Stock shall be in the form of physical certificates. If specifically requested by the Investor, the Put Shares shall be transmitted electronically pursuant to such electronic delivery system as the Investor shall request. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date, the Put shall be automatically cancelled, unless the Investor agrees to delay the Put Date by up to three (3) Business Days, in which case the Pricing Period begins on the Business Day following such new Put Date. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date (or new Put Date, if applicable), and the Investor has not agreed in writing to delay the Put Date, the Put is automatically canceled (an "Impermissible Put Cancellation") and, unless the Put was otherwise canceled in accordance with the terms of Section 2.3.11, the Company shall pay the Investor $5,000 for its reasonable due diligence expenses incurred in preparation for the canceled Put and the Company may deliver an Advance Put Notice for the subsequent Put no sooner than ten (10) Business Days after the date that such Put was canceled, unless otherwise agreed by the Investor.

                        (f) LIMITATION ON INVESTOR'S OBLIGATION TO PURCHASE SHARES. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be required to purchase, and an Intended Put Share Amount may not include, an amount of Put Shares, which when added to the number of Put Shares acquired by the Investor pursuant to this Agreement during the 61 days preceding the Put Date with respect to which this determination of the permitted Intended Put Share Amount is being made, would exceed 9.9% of the number of shares of Common Stock outstanding (on a fully diluted basis, to the extent that inclusion of unissued shares is mandated by Section 13(d) of the Exchange Act) on the Put Date for such Pricing Period, as determined in accordance with
Section 13(d) of the Exchange Act (the "Section 13(d) Outstanding Share Amount"). Each Put Notice shall include a representation of the Company as to the Section 13(d) Outstanding Share Amount on the related Put Date. In the event that the Section 13(d) Outstanding Share Amount is different on any date during a Pricing Period than on the Put Date associated with such Pricing Period, then the number of shares of Common Stock outstanding on such date during such Pricing Period shall govern for purposes of determining whether the Investor, when aggregating all purchases of Shares made pursuant to this Agreement in the 61 calendar days preceding such date, would have acquired more than 9.9% of the
Section 13(d) Outstanding Share Amount. The limitation set forth in this Section 2.3.1(f) is referred to as the "9.9% Limitation."

              2.3.2 TERMINATION OF RIGHT TO PUT. The Company's right to require the Investor to purchase any subsequent Put Shares shall terminate permanently (each, an "Automatic Termination") upon the occurrence of any of the following:

                        (a) the Company shall not exercise a Put or any Put thereafter if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a Securities and Exchange Commission enforcement action, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

                        (b) the Company shall not exercise a Put or any Put thereafter, on any date after a cumulative time period or series of time periods, consisting only of Ineffective Periods and Delisting Events, that lasts for an aggregate of four (4) months;

                        (c) the Company shall not exercise a Put or any Put thereafter if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company;

                        (d) the Company shall not exercise a Put after the sooner of (i) the date that is three (3) years after the Effective Date, or (ii) the Put Closing Date on which the aggregate of the Put Dollar Amounts for all Puts equal the Maximum Offering Amount; and

                        (e) the Company shall not exercise a Put after the Company has breached any covenant in Section 2.6, Section 6, or Section 9 hereof, provided that if such breach is curable, no Automatic Termination shall occur if the Company has cured such breach within thirty (30) days of the first date the Company becomes aware of such breach, provided that the Company shall not be entitled to initiate any additional Puts after such breach until the breach is cured.

                        (f) if no Registration Statement has been declared effective by the date that is one (1) year after the date of this Agreement, the Automatic Termination shall occur on the date that is one (1) year after the date of this Agreement.


              2.3.3 PUT LIMITATIONS. The Company's right to exercise a Put shall be limited as follows:

                        (a) notwithstanding the amount of any Put, the Investor shall not be obligated to purchase any additional Put Shares once the aggregate Put Dollar Amount paid by Investor equals the Maximum Offering Amount;

                        (b) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has announced a subdivision or combination, including a reverse split, of its Common Stock or has subdivided or combined its Common Stock during the Extended Put Period;

                        (c) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has paid a dividend of its Common Stock or has made any other distribution of its Common Stock during the Extended Put Period;

                        (d) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has made, during the Extended Put Period, a distribution of all or any portion of its assets or evidences of indebtedness to the holders of its Common Stock;

                        (e) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which a Major Transaction has occurred during the Extended Put Period.

              2.3.4 CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER AN ADVANCE PUT NOTICE OR A PUT NOTICE AND THE OBLIGATION OF THE INVESTOR TO PURCHASE PUT SHARES. The right of the Company to deliver an Advance Put Notice or a Put Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (i) the date of delivery of such Advance Put Notice or Put Notice and (ii) the applicable Put Closing Date, of each of the following conditions:

              (a) the Company's Common Stock shall be listed for and actively trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq

                  National Market or the New York Stock
                  Exchange and the Put Shares shall be so listed, and to the Company's knowledge there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such market or exchange;

              (b) the Company shall have satisfied any and all obligations pursuant to the Registration Rights Agreement, including, but not limited to, the filing of the Registration Statement with the SEC with respect to the resale of all Registrable Securities and the requirement that the Registration Statement shall have been declared effective by the SEC for the resale of all Registrable Securities and the Company shall have satisfied and shall be in compliance with any and all obligations pursuant to this Agreement and the Warrants;

              (c) all material representations and warranties of the Company are true and correct in all material respects as if made on such date and the conditions to Investor's obligations set forth in this Section 2.3.4 are satisfied as of such Closing, and the Company shall deliver a certificate, signed by an officer of the Company, to such effect to the Investor;

              (d) the Company shall have reserved for issuance a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligation to issue Common Shares pursuant to any Put and to effect exercise of the Warrants;

              (e) the Registration Statement is not subject to an Ineffective
                  Period as defined in the Registration Rights Agreement, the prospectus included therein is current and deliverable, and to the Company's knowledge there is no notice of any investigation or inquiry concerning any stop order with respect to the Registration Statement; and

              (f) if the Aggregate Issued Shares after the Closing of the Put would exceed the Cap Amount, the Company shall have obtained the Stockholder 20% Approval as specified in Section 6.11, if the Company's Common Stock is listed on the NASDAQ Small Cap Market or the NASDAQ National Market System (the "NMS"), and such approval is required by the rules of the NASDAQ.

              (g) the Company shall have no knowledge of any event more likely than not to have the effect of causing any Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the thirty Business Days following the date on which such Advance Put Notice and Put Notice is deemed delivered).

              (h) there is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained, nor is there any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

              (i) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings shall be in progress, pending or threatened by any person (other than the Investor or any affiliate of the Investor), that seek to enjoin or prohibit the transactions contemplated by this Agreement. For purposes of this paragraph (i), no proceeding shall be deemed pending or threatened unless one of the parties has received written or oral notification thereof prior to the applicable Closing Date.

              2.3.5 DOCUMENTS REQUIRED TO BE DELIVERED ON THE PUT DATE AS CONDITIONS TO CLOSING OF ANY PUT. The Closing of any Put and Investor's obligations hereunder shall additionally be conditioned upon the delivery to the Investor (or in the case of the Unlegended Share Certificates, to the Escrow Agent in conformity with the Escrow Agreement) of each of the following (the "Required Put Documents") on or before the applicable Put Date:

                        (a) a number of Unlegended Share Certificates equal to the Intended Put Share Amount, in denominations of not more than 50,000 shares per certificate, and such Unlegended Share Certificates shall be capable of being transmitted electronically pursuant to the Depository Trust Company ("DTC") electronic delivery system;

                        (b) the following documents: Put Opinion of Counsel, Officer's Certificate, Put Notice, Registration Opinion, and any report or disclosure required under Section 2.3.6 or Section 2.5;

                        (c) all documents, instruments and other writings required to be delivered on or before the Put Date pursuant to any provision of this Agreement in order to implement and effect the transactions contemplated herein.

              2.3.6 ACCOUNTANT'S LETTER AND REGISTRATION OPINION.

                        (a) The Company shall have caused to be delivered to the Investor, (i) whenever required by Section 2.3.6(b) or by Section 2.5.3, and
(ii) on the date that is three (3) Business Days prior to each Put Date (the "Registration Opinion Deadline"), an opinion of the Company's independent counsel, in substantially the form of EXHIBIT R (the "Registration Opinion"), addressed to the Investor stating, inter alia, that no facts ("Material Facts") have come to such counsel's attention that have caused it to believe that the Registration Statement is subject to an Ineffective Period or to believe that the Registration Statement, any Supplemental Registration Statement (as each may be amended, if applicable), and any related prospectuses, contain an untrue statement of material fact or omits a material fact required to make the statements contained therein, in light of the circumstances under which they were made, not misleading. If a Registration Opinion cannot be delivered by the Company's independent counsel to the Investor on the Registration Opinion Deadline due to the existence of Material Facts or an Ineffective Period, the Company shall promptly notify the Investor and as promptly as possible amend each of the Registration Statement and any Supplemental Registration Statements, as applicable, and any related prospectus or cause such Ineffective Period to terminate, as the case may be, and deliver such Registration Opinion and updated prospectus as soon as possible thereafter. If at any time after a Put Notice shall have been delivered to Investor but before the related Pricing Period End Date, the Company acquires knowledge of such Material Facts or any Ineffective Period occurs, the Company shall promptly notify the Investor and shall deliver a Put Cancellation Notice to the Investor pursuant to Section 2.3.11 by facsimile and overnight courier by the end of that Business Day.

                        (b) (i) the Company shall engage its independent auditors to perform the procedures in accordance with the provisions of Statement on Auditing Standards

No. 71, as amended, as agreed to by the parties hereto, and reports thereon (the "Bring Down Cold Comfort Letters") as shall have been reasonably requested by the Investor with respect to certain financial information contained in the Registration Statement and shall have delivered to the Investor such a report addressed to the Investor, on the date that is three (3) Business Days prior to each Put Date.

                            (ii) in the event that the Investor shall have
requested delivery of an Agreed Upon Procedures Report pursuant to Section 2.5.3, the Company shall engage its independent auditors to perform certain agreed upon procedures and report thereon as shall have been reasonably requested by the Investor with respect to certain financial information of the Company and the Company shall deliver to the Investor a copy of such report addressed to the Investor. In the event that the report required by this Section 2.3.6(b) cannot be delivered by the Company's independent auditors, the Company shall, if necessary, promptly revise the Registration Statement and the Company shall not deliver a Put Notice until such report is delivered.

              2.3.7 INVESTOR'S OBLIGATION AND RIGHT TO PURCHASE SHARES. Subject to the conditions set forth in this Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase (each a "Purchase") from the Company a number of Put Shares equal to the Put Share Amount, in the manner described below.

              2.3.8 MECHANICS OF PUT CLOSING. Each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement at or prior to each Closing. Subject to such delivery and the satisfaction of the conditions set forth in Sections 2.3.4 and 2.3.5, the closing of the purchase by the Investor of Shares shall occur by 5:00 PM, New York City Time, on the date which is five
(5) Business Days following the applicable Pricing Period End Date (the "Payment Due Date") at the offices of Investor. On each or before each Payment Due Date, the Investor shall deliver to the Company, in the manner specified in Section 8 below, the Put Dollar Amount to be paid for such Put Shares, determined as aforesaid. The closing (each a "Put Closing") for each Put shall occur on the date that both (i) the Company has delivered to the Investor all Required Put Documents, and (ii) the Investor has delivered to the Company such Put Dollar Amount and any Late Payment Amount, if applicable (each a "Put Closing Date").

         If the Investor does not deliver to the Company the Put Dollar Amount for such Put Closing on or before the Payment Due Date, then the Investor shall pay to the Company, in addition to the Put Dollar Amount, an amount (the "Late Payment Amount") at a rate of X% per month, accruing daily, multiplied by such Put Dollar Amount, where "X" equals one percent (1%) for the first month following the date in question, and increases by an additional one percent (1%) for each month that passes after the date in question, up to a maximum of five percent (5%) per month; provided, however, that in no event shall the amount of interest that shall become due and payable hereunder exceed the maximum amount permissible under applicable law.

              2.3.9 LIMITATION ON SHORT SALES. The Investor and its affiliates shall not engage in short sales of the Company's Common Stock; provided, however, that the Investor may enter into any long sale, short exempt sale or any short sale with respect to Put Shares after it receives a Put Notice with respect to such Put Shares so long as such sales or arrangements do not involve more than the number of such Put Shares specified in the Put Notice, provided that the Investor shall not have an open short position with respect to any Put Shares for a given Put after the Put Closing Date for such Put.

              2.3.10 CAP AMOUNT. If the Company becomes listed on the Nasdaq Small Cap Market or the Nasdaq National Market, then, unless the Company has obtained

Stockholder 20% Approval as set forth in Section 6.11 or unless otherwise permitted by Nasdaq, in no event shall the Aggregate Issued Shares exceed the maximum number of shares of Common Stock (the "Cap Amount") that the Company can, without stockholder approval, so issue pursuant to Nasdaq Rule 4460(i)(1)(d)(ii) (or any other applicable Nasdaq Rules or any successor rule) (the "Nasdaq 20% Rule").

              2.3.11 PUT CANCELLATION.

                        (a) MECHANICS OF PUT CANCELLATION. If at any time during a Pricing Period the Company discovers the existence of Material Facts or any Ineffective Period or Delisting Event occurs, the Company shall cancel the Put (a "Put Cancellation"), by delivering written notice to the Investor (the "Put Cancellation Notice"), attached as EXHIBIT Q, by facsimile and overnight courier. The "Put Cancellation Date" shall be the date that the Put Cancellation Notice is first received by the Investor, if such notice is received by the Investor by 6:00 p.m., New York, NY time, and shall be the following date, if such notice is received by the Investor after 6:00 p.m., New York, NY time.

                        (b) EFFECT OF PUT CANCELLATION. Anytime a Put Cancellation Notice is delivered to Investor after the Put Date, the Put, shall remain effective with respect to a number of Put Shares (the "Truncated Put Share Amount") equal to the Individual Put Limit for the Truncated Pricing Period.

                        (c) PUT CANCELLATION NOTICE CONFIRMATION. Upon receipt by the Investor of a facsimile copy of the Put Cancellation Notice, the Investor shall promptly send, via facsimile, a confirmation of receipt (the "Put Cancellation Notice Confirmation," a form of which is attached as EXHIBIT S) of the Put Cancellation Notice to the Company specifying that the Put Cancellation Notice has been received and affirming the Put Cancellation Date.

                        (d) TRUNCATED PRICING PERIOD. If a Put Cancellation Notice has been delivered to the Investor after the Put Date, the Pricing Period for such Put shall end at on the close of trading on the last full trading day on the Principal Market that ends prior to the moment of initial delivery of the Put Cancellation Notice to the Investor (a "Truncated Pricing Period").

              2.3.12 INVESTMENT AGREEMENT CANCELLATION. The Company may terminate (a "Company Termination") its right to initiate future Puts by providing written notice ("Termination Notice") to the Investor, by facsimile and overnight courier, at any time other than during an Extended Put Period, provided that such termination shall have no effect on the parties' other rights and obligations under this Agreement, the Registration Rights Agreement or the Warrants. Notwithstanding the above, any cancellation occurring during an Extended Put Period is governed by Section 2.3.11.

              2.3.13 RETURN OF EXCESS COMMON SHARES. In the event that the number of Shares purchased by the Investor pursuant to its obligations hereunder is less than the Intended Put Share Amount, the Investor shall promptly return to the Company any shares of Common Stock in the Investor's possession that are not being purchased by the Investor.

         2.4 WARRANTS.

              2.4.1 COMMITMENT WARRANTS. In partial consideration hereof, following the execution of the Letter of Agreement dated on or about September 7, 2000 between the Company and the Investor, the Company issued and delivered to Investor or its designated assignees, warrants (the "Commitment Warrants") in the form attached hereto as EXHIBIT U, or such other form as agreed upon by the parties, to purchase 1,200,000 shares of Common Stock.

Each Commitment Warrant shall be immediately exercisable in accordance with its terms, and shall have a term beginning on the date of issuance and ending on date that is five (5) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement. The Investment Commitment Opinion of Counsel shall cover the issuance of the Commitment Warrant and the issuance of the common stock upon exercise of the Commitment Warrant.

         Notwithstanding any Termination or Automatic Termination of this Agreement, regardless of whether or not the Registration Statement is or is not filed, and regardless of whether or not the Registration Statement is approved or denied by the SEC, the Investor shall retain full ownership of the Commitment Warrant as partial consideration for its commitment hereunder.

              2.4.2 PURCHASE WARRANTS. Within five (5) Business Days of the end of each Pricing Period, the Company shall issue and deliver to the Investor a warrant ("Purchase Warrant"), in the form attached hereto as EXHIBIT D, or such other form as agreed upon by the parties, to purchase a number of shares of Common Stock equal to 10% of the Put Share Amount for that Put. Each Purchase Warrant shall be exerciseable at a price (the "Purchase Warrant Exercise Price") which shall initially equal 110% of the Market Price for the applicable Put, and shall have semi-annual reset provisions. Each Purchase Warrant shall be immediately exercisable at the Purchase Warrant Exercise Price, and shall have a term beginning on the date of issuance and ending on the date that is five (5) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.

         2.5 DUE DILIGENCE REVIEW. The Company shall make available for inspection and review by the Investor (the "Due Diligence Review"), advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of Common Stock on behalf of the Investor pursuant to the Registration Statement, any Supplemental Registration Statement, or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

              2.5.1 TREATMENT OF NONPUBLIC INFORMATION. The Company shall not disclose nonpublic information to the Investor or to its advisors or representatives unless prior to disclosure of such information the Company identifies such information as being nonpublic information and provides the Investor and such advisors and representatives with the opportunity to accept or refuse to accept such nonpublic information for review. The Company may, as a condition to disclosing any nonpublic information hereunder, require the Investor and its advisors and representatives to enter into a confidentiality agreement (including an agreement with such advisors and representatives prohibiting them from trading in Common Stock during such period of time as they are in possession of nonpublic information) in form reasonably satisfactory to the Company and the Investor.

        Nothing herein shall require the Company to disclose nonpublic information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate nonpublic information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting nonpublic information (whether or not requested of the Company specifically or generally during the course of due diligence by and such persons or entities), which, if not disclosed in the Prospectus included in the Registration Statement, would cause such Prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 2.5 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain nonpublic information in the course of conducting due diligence in accordance with the terms of this Agreement; provided, however, that in no event shall the Investor's advisors or representatives disclose to the Investor the nature of the specific event or circumstances constituting any nonpublic information discovered by such advisors or representatives in the course of their due diligence without the written consent of the Investor prior to disclosure of such information.

              2.5.2 DISCLOSURE OF MISSTATEMENTS AND OMISSIONS. The Investor's advisors or representatives shall make complete disclosure to the Investor's counsel of all events or circumstances constituting nonpublic information discovered by such advisors or representatives in the course of their due diligence upon which such advisors or representatives form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Investor's counsel shall consult with the Company's independent counsel in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto; provided, however, that such consultation shall not constitute the advice of the Company's independent counsel to the Investor as to the accuracy of the Registration Statement and related Prospectus.

              2.5.3 PROCEDURE IF MATERIAL FACTS ARE REASONABLY BELIEVED TO BE UNTRUE OR ARE OMITTED. In the event after such consultation the Investor or the Investor's counsel reasonably believes that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading,

                        (a) the Company shall file with the SEC an amendment to the Registration Statement responsive to such alleged untrue statement or omission and provide the Investor, as promptly as practicable, with copies of the Registration Statement and related Prospectus, as so amended, or

                        (b) if the Company disputes the existence of any such material misstatement or omission, (i) the Company's independent counsel shall provide the Investor's counsel with a Registration Opinion and (ii) in the event the dispute relates to the adequacy of financial disclosure and the Investor shall reasonably request, the Company's independent auditors shall provide to the Company a letter ("Agreed Upon Procedures Report") outlining the performance of such "agreed upon procedures" as shall be reasonably requested by the Investor and the Company shall provide the Investor with a copy of such letter.

         2.6 COMMITMENT PAYMENTS.
             -------------------

              On the last Business Day of each one (1) year period following the Effective Date (each such period a "Commitment Evaluation Period"), if the Company has not Put at least $2,000,000 in aggregate Put Dollar Amount during that Commitment Evaluation Period, the Company, in consideration of Investor's commitment costs, including, but not limited to, due diligence expenses, shall pay to the Investor an amount (the "Non-Usage Fee") equal to the difference of
(i) $200,000, minus (ii) 10% of the aggregate Put Dollar Amount of the Put Shares put to Investor during that Commitment Evaluation Period. In the event that the Company delivers a Termination Notice to the Investor or an Automatic Termination occurs, the Company shall pay to the Investor (the "Termination Fee") the greater of (i) the Non-Usage Fee for the applicable Commitment Evaluation Period, or (ii) the difference of (x) $200,000, minus (y) 10% of the aggregate Put Dollar Amount of the Put Shares put to Investor during all Puts to date, and the Company shall not be required to pay the Non-Usage Fee thereafter. Notwithstanding the above, the Company shall not be required to pay a Non-Usage Fee for any Commitment Evaluation Period during which the Company has delivered a maximum number of Put Notices to the Investor allowed by the Investment Agreement, and each such Put is for the maximum number of shares allowed by the Volume Limitations (as defined above).


           Each Non-Usage Fee or Termination Fee is payable, in cash, within five (5) business days of the date it accrued. The Company shall not be required to deliver any payments to Investor under this subsection until Investor has paid all Put Dollar Amounts that are then due.



         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF INVESTOR. Investor hereby represents and warrants to and agrees with the Company as follows:

              3.1 ACCREDITED INVESTOR. Investor is an accredited investor ("Accredited Investor"), as defined in Rule 501 of Regulation D, and has checked the applicable box set forth in Section 10 of this Agreement.

              3.2 INVESTMENT EXPERIENCE; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                   3.2.1 ACCESS TO INFORMATION. Investor or Investor's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this Offering, the Company and its business and prospects, and to obtain any additional information which Investor or Investor's professional advisor deems necessary to verify the accuracy and completeness of the information received.

                   3.2.2 RELIANCE ON OWN ADVISORS. Investor has relied completely on the advice of, or has consulted with, Investor's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section
3.2.4 below and on the Opinion of Counsel). The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in this Agreement.

                   3.2.3 CAPABILITY TO EVALUATE. Investor has such knowledge and experience in financial and business matters so as to enable such Investor to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 3.2.4 below).

                   3.2.4 DISCLOSURE DOCUMENTS. Investor, in making Investor's investment decision to subscribe for the Investment Agreement hereunder, represents that (a) Investor has received and had an opportunity to review (i) the Company's Annual Report on Form 10-K for the year ended June 30, 1999, (ii) the Company's quarterly report on Form 10-Q for the quarters ended March 31, 2000, and December 31, 1999, (iii) the Risk Factors, attached as EXHIBIT J, (the "Risk Factors") (iv) the Capitalization Schedule, attached as EXHIBIT K, (the "Capitalization Schedule"), (v) the Company's Form 10 dated on or about May 25, 2000, and (vi) the Use of Proceeds Schedule, attached as EXHIBIT L, (the "Use of Proceeds Schedule"); (b) Investor has read, reviewed, and relied solely on the documents described in (a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, documents prepared by the Company which have been specifically provided to Investor in connection with this Offering (the documents described in this Section 3.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Investor and Investor's representatives, if any; (c) Investor has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the Exchange Act and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and (d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in Sections 5 and 6 of this Agreement. Investor acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Investor has not relied upon any Third Party Reports in making the decision to invest.


                   3.2.5 INVESTMENT EXPERIENCE; FEND FOR SELF. Investor has substantial experience in investing in securities and it has made investments in securities other than those of the Company. Investor acknowledges that Investor is able to fend for Investor's self in the transaction contemplated by this Agreement, that Investor has the ability to bear the economic risk of Investor's investment pursuant to this Agreement and that Investor is an "Accredited Investor" by virtue of the fact that Investor meets the investor qualification standards set forth in Section 3.1 above. Investor has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Investor's purposes.

              3.3 EXEMPT OFFERING UNDER REGULATION D.

                   3.3.1 NO GENERAL SOLICITATION. The Investment Agreement was not offered to Investor through, and Investor is not aware of, any form of general solicitation or general advertising, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                   3.3.2 RESTRICTED SECURITIES. Investor understands that the Investment Agreement is, the Common Stock and Warrants issued at each Put Closing will be, and the Warrant Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction exempt from the registration requirements of the federal securities laws and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Investor represents that Investor is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                   3.3.3 DISPOSITION. Without in any way limiting the representations set forth above, Investor agrees that until the Securities are sold pursuant to an effective Registration Statement or an exemption from registration, they will remain in the name of Investor and will not be transferred to or assigned to any broker, dealer or depositary. Investor further agrees not to sell, transfer, assign, or pledge the Securities (except for any bona fide pledge arrangement to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), or to otherwise dispose of all or any portion of the Securities unless and until:

                        (a) There is then in effect a registration statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement and in compliance with applicable prospectus delivery requirements; or

                        (b) (i) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition to the extent relevant for determination of the availability of an exemption from registration, and
(ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act or state securities laws. It is agreed that the Company will not require the Investor to provide opinions of counsel for transactions made pursuant to Rule 144 provided that Investor and Investor's broker, if necessary, provide the Company with the necessary representations for counsel to the Company to issue an opinion with respect to such transaction.

              The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

              3.4 DUE AUTHORIZATION.

                   3.4.1 AUTHORITY. The person executing this Investment Agreement, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Investor is executing this Agreement. Investor has reached the age of majority (if an individual) according to the laws of the state in which he or she resides.

                   3.4.2 DUE AUTHORIZATION. Investor is duly and validly organized, validly existing and in good standing as a limited liability company under the laws of Georgia with full power and authority to purchase the Securities to be purchased by Investor and to execute and deliver this Agreement.

         4. ACKNOWLEDGMENTS Investor is aware that:

              4.1 RISKS OF INVESTMENT. Investor recognizes that an investment in the Company involves substantial risks, including the potential loss of Investor's entire investment herein. Investor recognizes that the Disclosure Documents, this Agreement and the exhibits hereto do not purport to contain all the information, which would be contained in a registration statement under the Act;

              4.2 NO GOVERNMENT APPROVAL. No federal or state agency has passed upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction;

              4.3 NO REGISTRATION, RESTRICTIONS ON TRANSFER. As of the date of this Agreement, the Securities and any component thereof have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged (except for any limited pledge in connection with a margin account of Investor to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available;

              4.4 RESTRICTIONS ON TRANSFER. Investor may not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities or any component thereof in the absence of either an effective registration statement or an exemption from the registration requirements of the Act and applicable state securities laws;

              4.5 NO ASSURANCES OF REGISTRATION. There can be no assurance that any registration statement will become effective at the scheduled time, or ever, or remain effective when required, and Investor acknowledges that it may be required to bear the economic risk of Investor's investment for an indefinite period of time;

              4.6 EXEMPT TRANSACTION. Investor understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Investor to acquire such Securities.

              4.7 LEGENDS. The certificates representing the Put Shares shall not bear a legend restricting the sale or transfer thereof ("Restrictive Legend"). The certificates representing the Warrant Shares shall not bear a Restrictive Legend unless they are issued at a time when the Registration Statement is not effective for resale. It is understood that the certificates evidencing any Warrant Shares issued at a time when the Registration Statement is not effective for resale, subject to legend removal under the terms of
Section 6.8 below, shall bear the following legend (the "Legend"):

           "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or pursuant to an exemption therefrom."

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to Investor (which shall be true at the signing of this Agreement, and as of any such later date as contemplated hereunder) and agrees with Investor that, except as set forth in the "Schedule of Exceptions" attached hereto as EXHIBIT C:

              5.1 ORGANIZATION, GOOD STANDING, AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding (a "Proceeding") by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., the Nasdaq Stock Market, Inc. or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents. None of the disclosed Proceedings, if any, will have a material adverse effect upon the Company or the market for the Common Stock. The Company has the following subsidiaries:

              5.2 CORPORATE CONDITION. The Company's condition is, in all material respects, as described in the Disclosure Documents (as further set forth in any subsequently filed Disclosure Documents, if applicable), except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. Except for continuing losses, there have been no material adverse changes to the Company's business or financial condition since the dates of such Disclosure Documents. The financial statements as contained in the 10-K and 10-Q have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act, or Generally Accepted Accounting Principles, as applicable), subject, in the case of unaudited interim financial statements, to customary year end adjustments and the absence of certain footnotes, and fairly present the financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes that are due, except for taxes that it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending or, to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. No event or circumstance exists relating to the Company which, under applicable law, requires public disclosure but which has not been so publicly announced or disclosed.

              5.3 AUTHORIZATION. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Common Stock being sold hereunder and the issuance (and/or the reservation for issuance) of the Warrants and the Warrant Shares have been taken, and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

              5.4 VALID ISSUANCE OF COMMON STOCK. The Common Stock and the Warrants, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Investor in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrants, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Investor, will be issued in compliance with all applicable U.S. federal and state securities laws. The Put Shares, the Warrants and the Warrant Shares will be issued free of any preemptive rights.

              5.5 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, each as amended and in effect on and as of the date of the Agreement, or of any material provision of any material instrument or material contract to which it is a party or by which it is bound or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the Company's business, or on the performance of its obligations under this Agreement or the Registration Rights Agreement. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the transactions contemplated hereby and thereby will not (a) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement, or (b) violate the Company's Certificate of Incorporation or By-Laws or (c) violate any statute, rule or governmental regulation applicable to the Company which violation would have a material adverse effect on the Company's business or prospects.

              5.6 REPORTING COMPANY. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed all reports required by the Exchange Act since the date the Company first became subject to such reporting obligations. The Company undertakes to furnish Investor with copies of such reports as may be reasonably requested by Investor prior to consummation of this Offering and thereafter, to make such reports available, for the full term of this Agreement, including any extensions thereof, and for as long as Investor holds the Securities. The Common Stock is duly listed or approved for quotation on the O.T.C. Bulletin Board. The Company is not in violation of the listing requirements of the O.T.C. Bulletin Board and does not reasonably anticipate that the Common Stock will be delisted by the O.T.C. Bulletin Board for the foreseeable future. The Company has filed all reports required under the Exchange Act. The Company has not furnished to the Investor any material nonpublic information concerning the Company.

              5.7 CAPITALIZATION. The capitalization of the Company as of the date hereof is, and the capitalization as of the Closing, subject to exercise of any outstanding warrants and/or exercise of any outstanding stock options, after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, will be, as set forth in the Capitalization Schedule as set forth in EXHIBIT K. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. Except as disclosed in the Capitalization Schedule, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and

(ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Act (except the Registration Rights Agreement).

              5.8 INTELLECTUAL PROPERTY. The Company has valid, unrestricted and exclusive ownership of or rights to use the patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business. EXHIBIT M lists all patents, trademarks, trademark registrations, trade names and copyrights of the Company. The Company has granted such licenses or has assigned or otherwise transferred a portion of (or all of) such valid, unrestricted and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business as set forth in EXHIBIT M. The Company has been granted licenses, know-how, technology and/or other intellectual property necessary to the conduct of its business as set forth in EXHIBIT M. To the best of the Company's knowledge after due inquiry, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments that preclude the Company from engaging in its business as presently conducted.

              5.9 USE OF PROCEEDS. As of the date hereof, the Company expects to use the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth on the Use of Proceeds Schedule set forth as EXHIBIT L hereto. These purposes and amounts are estimates and are subject to change without notice to any Investor.

              5.10 NO RIGHTS OF PARTICIPATION. No person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

              5.11 COMPANY ACKNOWLEDGMENT. The Company hereby acknowledges that Investor may elect to hold the Securities for various periods of time, as permitted by the terms of this Agreement, the Warrants, and other agreements contemplated hereby, and the Company further acknowledges that Investor has made no representations or warranties, either written or oral, as to how long the Securities will be held by Investor or regarding Investor's trading history or investment strategies.

              5.12 NO ADVANCE REGULATORY APPROVAL. The Company acknowledges that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby have not been approved by the SEC, or any other regulatory body and there is no guarantee that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby will ever be approved by the SEC or any other regulatory body. The Company is relying on its own analysis and is not relying on any representation by Investor that either this Investment Agreement, the transaction contemplated hereby or the Registration Statement contemplated hereby has been or will be approved by the SEC or other appropriate regulatory body.

              5.13 UNDERWRITER'S FEES AND RIGHTS OF FIRST REFUSAL. The Company is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative in connection with this Offering.

              5.14 AVAILABILITY OF SUITABLE FORM FOR REGISTRATION. The Company is currently eligible and agrees to maintain its eligibility to register the resale of its Common Stock on a registration statement on a suitable form under the Act.

              5.15 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under Regulation D of the Act or would require the issuance of any other securities to be integrated with this Offering under the Rules of the SEC. The Company has not engaged in any form of general solicitation or advertising in connection with the offering of the Common Stock or the Warrants.

              5.16 FOREIGN CORRUPT PRACTICES. To the best of the Company's knowledge, neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

              5.17 KEY EMPLOYEES. Each "Key Employee" (as defined in EXHIBIT N) is currently serving the Company in the capacity disclosed in EXHIBIT N. No Key Employee, to the best knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries.

              5.18 REPRESENTATIONS CORRECT. The foregoing representations, warranties and agreements are true, correct and complete in all material respects, and shall survive any Put Closing and the issuance of the shares of Common Stock thereby.

              5.19 TAX STATUS. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and as set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

              5.20 TRANSACTIONS WITH AFFILIATES. Except as set forth in the Disclosure Documents or as disclosed in future SEC filings, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

              5.21 APPLICATION OF TAKEOVER PROTECTIONS. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under Delaware law which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Common Stock, any exercise of the Warrants and ownership of the Common Shares and Warrant Shares. The Company has not adopted and will not adopt any "poison pill" provision that will be applicable to Investor as a result of transactions contemplated by this Agreement.

              5.22 OTHER AGREEMENTS. The Company has not, directly or indirectly, made any agreements with the Investor under a subscription in the form of this Agreement for the purchase of Common Stock, relating to the terms or conditions of the transactions contemplated hereby or thereby except as expressly set forth herein, respectively, or in exhibits hereto or thereto.

              5.23 MAJOR TRANSACTIONS. There are no other Major Transactions currently pending or contemplated within the next sixty (60) days by the Company.

              5.24 FINANCINGS. There are no other financings currently pending or contemplated by the Company.

              5.25 SHAREHOLDER AUTHORIZATION. The Company shall, at its next annual shareholder meeting following its listing on either the Nasdaq Small Cap Market or the Nasdaq National Market, or at a special meeting to be held as soon as practicable thereafter, use its best efforts to obtain approval of its shareholders to (i) authorize the issuance of the full number of shares of Common Stock which would be issuable under this Agreement and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "20% Approval") and (ii) the increase in the number of authorized shares of Common Stock of the Company (the "Share Authorization Increase Approval") such that at least 35,000,000 shares can be reserved for this Offering. In connection with such shareholder vote, the Company shall use its best efforts to cause all officers and directors of the Company to promptly enter into irrevocable agreements to vote all of their shares in favor of eliminating such prohibitions. As soon as practicable after the 20% Approval and the Share Authorization Increase Approval, the Company agrees to use its best efforts to reserve 35,000,000 shares of Common Stock for issuance under this Agreement.

              5.26 ACKNOWLEDGMENT OF LIMITATIONS ON PUT AMOUNTS. The Company understands and acknowledges that the amounts available under this Investment Agreement are limited, among other things, based upon the liquidity of the Company's Common Stock traded on its Principal Market.

         6. COVENANTS OF THE COMPANY.

              6.1 INDEPENDENT AUDITORS. The Company shall, until at least the Termination Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

              6.2 CORPORATE EXISTENCE AND TAXES; CHANGE IN CORPORATE ENTITY. The Company shall, until at least the Termination Date, maintain its corporate existence in good standing and, once it becomes a "Reporting Issuer" (defined as a Company which files periodic reports under the Exchange Act), remain a Reporting Issuer and shall pay all its taxes when due except for taxes which the Company disputes. The Company shall not, at any time after the date hereof, enter into any merger, consolidation or corporate reorganization of the Company with or into, or transfer all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity in such transaction, if not the Company (the "Surviving Entity"), (i) has Common Stock listed for trading on Nasdaq or on another national stock exchange and is a Reporting Issuer, (ii) assumes by written instrument the Company's obligations with respect to this Investment Agreement, the Registration Rights Agreement, the Transfer Agent Instructions, the Warrant Antidilution Agreement, the Warrants, and the other agreements referred to herein, including but not limited to the obligations to deliver to the Investor shares of Common Stock and/or securities that Investor is entitled to receive pursuant to this Investment Agreement and upon exercise of the Warrants and agrees by written instrument to reissue, in the name of the Surviving Entity, any Warrants (each in the same terms, including but not limited to the same reset provisions, as the Commitment Warrants, Purchase Warrants and/or Additional Warrants, respectively, originally issued or required to be issued by the Company) that are outstanding immediately prior to such transaction, making appropriate proportional adjustments to the number of shares represented by such Warrants and the exercise prices of such Warrants to accurately reflect the exchange represented by the transaction.

              6.3 REGISTRATION RIGHTS. The Company will enter into a registration rights agreement covering the resale of the Common Shares and the Warrant Shares substantially in the form of the Registration Rights Agreement attached as EXHIBIT A.

              6.4 ASSET TRANSFERS. The Company shall not (i) transfer, sell, convey or otherwise dispose of any of its material assets to any subsidiary except for a cash or cash equivalent consideration and for a proper business purpose or (ii) transfer, sell, convey or otherwise dispose of any of its material assets to any Affiliate, as defined below, during the Term of this Agreement. For purposes hereof, "Affiliate" shall mean any officer of the Company, director of the Company or owner of twenty percent (20%) or more of the Common Stock or other securities of the Company.

              6.5 RIGHTS OF FIRST REFUSAL.

                   6.5.1 CAPITAL RAISING LIMITATIONS. During the period from the date of this Agreement until the date that is sixty (60) days after the earlier of (a) the Termination Date, or (ii) the date, if any, that the Company delivers a Termination Notice to the Investor, the Company shall not issue or sell, or agree to issue or sell Equity Securities (as defined below), for cash in private capital raising transactions without obtaining the prior written approval of the Investor of the Offering (the limitations referred to in this subsection 6.5.1 are collectively referred to as the "Capital Raising Limitations"). For purposes hereof, the following shall be collectively referred to herein as, the "Equity Securities": (i) Common Stock or any other equity securities, (ii) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock or other equity securities, or (iii) any securities of the Company pursuant to an equity line structure or format similar in nature to this Offering.

                   6.5.2 INVESTOR'S RIGHT OF FIRST REFUSAL. For any private capital raising transactions of Equity Securities which close after the date hereof and on or prior to the date that is sixty (60) days after earlier of (a) the Termination Date, or (ii) the date, if any, that the Company delivers a Termination Notice to the Investor, not including any warrants issued in conjunction with this Investment Agreement, the Company agrees to deliver to Investor, at least ten (10) days prior to the closing of such transaction, written notice describing the proposed transaction, including the terms and conditions thereof, and providing the Investor an option (the "Right of First Refusal") during the ten (10) day period following delivery of such notice to purchase the securities being offered in such transaction on the same terms as contemplated by such transaction. The Investor acknowledges that Top Eagle Holdings, Ltd. has a right of first offer with respect to any private capital transactions in Equity Securities, provided that Top Eagle Holdings has waived its right of first offer with respect to this Offering.

                   6.5.3 EXCEPTIONS TO CAPITAL RAISING LIMITATIONS AND RIGHTS OF FIRST REFUSAL. Notwithstanding the above, neither the Capital Raising Limitations nor the Rights of First Refusal shall apply to any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, or directors, or a primary underwritten offering of the Company's Common Stock, or with respect to the issuance of securities or options to consultants of the Company, not to exceed the Consultant Limitation (as defined below), but the Capital Raising Limitations and the Rights of First Refusal shall each apply to the issuance of securities or options to consultants of the Company in excess of the Consultant Limitation. The "Consultant Limitation" shall mean up to 250,000 shares of Common Stock or options to purchase Common Stock of the Company to any single consultant in any twelve (12) month period and up to 1,000,000 shares of Common Stock or options to purchase Common Stock of the Company to all consultants of the Company, in the aggregate, in any twelve (12) month period. The Capital Raising Limitations and Rights of First Refusal also shall not apply to (a) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (b) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants, (c) the issuance of debt securities, with no equity feature, incurred solely for working capital purposes or (d) up to an aggregate of $2 million in aggregate purchase price worth of convertible debt or equity securities, so long as such convertible debt or equity securities are convertible into Common Stock at a fixed price that does not vary based upon the trading price of the Company's Common Stock and is not less than 75% of the closing price of the Company's Common Stock on the date of closing of the purchase of such convertible debt or equity securities.

              6.6 FINANCIAL 10-K STATEMENTS, ETC. AND CURRENT REPORTS ON FORM 8-K. The Company shall deliver to the Investor copies of its annual reports on Form 10-K, and quarterly reports on Form 10-Q and shall deliver to the Investor current reports on Form 8-K within two (2) days of filing for the Term of this Agreement.

              6.7 OPINION OF COUNSEL. Investor shall, concurrent with the Investment Commitment Closing, receive an opinion letter from the Company's legal counsel, in the form attached as EXHIBIT B, or in such form as agreed upon by the parties, and shall, concurrent with each Put Date, receive an opinion letter from the Company's legal counsel, in the form attached as EXHIBIT I or in such form as agreed upon by the parties.

              6.8 REMOVAL OF LEGEND. If the certificates representing any Securities are issued with a restrictive Legend in accordance with the terms of this Agreement, the Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if (a) the sale of such Security is registered under the Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Investor), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. Each Investor agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act.

              6.9 LISTING. Subject to the remainder of this Section 6.9, the Company shall ensure that its shares of Common Stock (including all Warrant Shares and Put Shares) are listed and available for trading on the O.T.C. Bulletin Board. Thereafter, the Company shall (i) use its best efforts to continue the listing and trading of its Common Stock on the O.T.C. Bulletin Board or to become eligible for and listed and available for trading on the Nasdaq Small Cap Market, the NMS, or the New York Stock Exchange ("NYSE"); and
(ii) comply in all material respects with the Company's reporting, filing and other obligations under the By-Laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

              6.10 THE COMPANY'S INSTRUCTIONS TO TRANSFER AGENT. The Company will instruct the Transfer Agent of the Common Stock (the "Transfer Agent"), by delivering instructions in the form of EXHIBIT T hereto, to issue certificates, registered in the name of each Investor or its nominee, for the Put Shares and Warrant Shares in such amounts as specified from time to time by the Company upon any exercise by the Company of a Put and/or exercise of the Warrants by the holder thereof. Such certificates shall not bear a Legend unless issuance with a Legend is permitted by the terms of this Agreement and Legend removal is not permitted by Section 6.8 hereof and the Company shall cause the Transfer Agent to issue such certificates without a Legend. Nothing in this Section shall affect in any way Investor's obligations and agreement set forth in Sections
3.3.2 or 3.3.3 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) an Investor provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) an Investor transfers Securities, pursuant to Rule 144, to a transferee which is an accredited investor, the Company shall permit the transfer, and, in the case of Put Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to an Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 6.10 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6.10, that an Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

              6.11 STOCKHOLDER 20% APPROVAL. Prior to the closing of any Put that would cause the Aggregate Issued Shares to exceed the Cap Amount, if required by the rules of NASDAQ because the Company's Common Stock is listed on NASDAQ, the Company shall obtain approval of its stockholders to authorize (i) the issuance of the full number of shares of Common Stock which would be issuable pursuant to this Agreement but for the Cap Amount and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "Stockholder 20% Approval").

              6.12 PRESS RELEASE. Any public announcement relating to this financing (a "Press Release") shall be submitted to the Investor for review at least two (2) business days prior to the planned release. The Company shall not disclose the Investor's name in any press release or other public announcement (other than SEC filings) without the Investor's prior written approval. The Company shall obtain the Investor's written approval of the Press Release prior to issuance by the Company.

              6.13 CHANGE IN LAW OR POLICY. In the event of a change in law, or policy of the SEC, as evidenced by a No-Action letter or other written statements of the SEC or the NASD which causes the Investor to be unable to perform its obligations hereunder, this Agreement shall be automatically terminated and no Termination Fee shall be due, provided that notwithstanding any termination under this section 6.13, the Investor shall retain full ownership of the Commitment Warrant as partial consideration for its commitment hereunder.

              6.14. NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO MAKE A PUT. The Company shall immediately notify the Investor, but in no event later than two (2) business days by facsimile and by overnight courier, upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the declaration by the SEC of the effectiveness of a Registration Statement; and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Notice during the continuation of any of the foregoing events, except for (v) above.

              6.15 ACKNOWLEDGMENT REGARDING INVESTOR'S PURCHASE OF THE SECURITIES. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor's purchase of the Securities. The Company further represents to the Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

              6.16. LIQUIDATED DAMAGES. The parties hereto acknowledge and agree that the sums payable as Non-Usage Fees, Termination Fees and Ineffective Registration Payments shall each give rise to liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred by the Investor is incapable or is difficult to precisely estimate, (b) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

              6.17. COPIES OF FINANCIAL STATEMENTS, REPORTS AND PROXY STATEMENTS. Promptly upon the mailing thereof to the shareholders of the Company generally, the Company shall deliver to the Investor copies of all financial statements, reports and proxy statements so mailed and any other document generally distributed to shareholders.

              6.18. NOTICE OF CERTAIN LITIGATION. Promptly following the commencement thereof, the Company shall provide the Investor written notice and a description in reasonable detail of any litigation or proceeding to which the Company or any subsidiary of the Company is a party, in which the amount involved is $250,000 or more and which is not covered by insurance or in which injunctive or similar relief is sought.


         7. MISCELLANEOUS.

              7.1 REPRESENTATIONS AND WARRANTIES SURVIVE THE CLOSING; SEVERABILITY. Investor's and the Company's representations and warranties shall survive the Investment Date and any Put Closing contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, or is altered by a term required by the Securities Exchange Commission to be included in the Registration Statement, this Agreement shall continue in full force and effect without said provision; provided that if the removal of such provision materially changes the economic benefit of this Agreement to the Investor, this Agreement shall terminate.

              7.2 SUCCESSORS AND ASSIGNS. This Agreement shall not be assignable without the Company's written consent. If assigned, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Investor may assign Investor's rights hereunder, in connection with any private sale of the membership interest of such Investor, so long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement in a form acceptable to the Company and provides an original copy of such acknowledgment to the Company.

              7.3 EXECUTION IN COUNTERPARTS PERMITTED. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

              7.4 TITLES AND SUBTITLES; GENDER. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neuter pronoun shall be deemed to include a reference to the others.

              7.5 WRITTEN NOTICES, ETC. Any notice, demand or request required or permitted to be given by the Company or Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile or upon receipt if by overnight or two (2) day courier, addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing; provided, however, that in order for any notice to be effective as to the Investor such notice shall be delivered and sent, as specified herein, to all the addresses and facsimile telephone numbers of the Investor set forth at the end of this Agreement or such other address and/or facsimile telephone number as Investor may request in writing.

              7.6 EXPENSES. Except as set forth in the Registration Rights Agreement, each of the Company and Investor shall pay all costs and expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

              7.7 ENTIRE AGREEMENT; WRITTEN AMENDMENTS REQUIRED. This Agreement, including the Exhibits attached hereto, the Common Stock certificates, the Warrants, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, whether oral, written, or otherwise except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

              7.8 ACTIONS AT LAW OR EQUITY; JURISDICTION AND VENUE. The parties acknowledge that any and all actions, whether at law or at equity, and whether or not said actions are based upon this Agreement between the parties hereto, shall be filed in any state or federal court sitting in Forsyth County, Georgia. Georgia law shall govern both the proceeding as well as the interpretation and construction of the Transaction Documents and the transaction as a whole. In any litigation between the parties hereto, the prevailing party, as found by the court, shall be entitled to an award of all attorney's fees and costs of court. Should the court refuse to find a prevailing party, each party shall bear its own legal fees and costs.

              7.9 REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on the Principal Market on any given Trading Day for the purposes of this Agreement shall be the Bloomberg L.P. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

         8. SUBSCRIPTION AND WIRING INSTRUCTIONS; IRREVOCABILITY.

              (a) WIRE TRANSFER OF SUBSCRIPTION FUNDS. Investor shall deliver Put Dollar Amounts (as payment towards any Put Share Price) by wire transfer, to the Company pursuant to a wire instruction letter to be provided by the Company, and signed by the Company.

              (b) IRREVOCABLE SUBSCRIPTION. Investor hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Investor, that this Agreement is irrevocable and that Investor is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Investor and delivered pursuant hereto, and that this Agreement and such other agreements shall survive the death or disability of such Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

         9. INDEMNIFICATION AND REIMBURSEMENT.

                               (a) INDEMNIFICATION. In consideration of the
Investor's execution and delivery of the Investment Agreement, the Registration Rights Agreement and the Warrants (the "Transaction Documents") and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Investor and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents, members, partners or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or documents contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the stockholders of the Company, or (d) claims made by third parties against any of the Indemnitees based on a violation of
Section 5 of the Securities Act caused by the integration of the private sale of common stock to the Investor and the public offering pursuant to the Registration Statement. The payment of Indemnified Liabilities to the Investor shall be reduced by the difference (if any), at the time that the Investor incurs the Indemnified Liabilities, of (x) the aggregate amounts, if any, received by the Investor in exchange for the sale of Put Shares, minus (y) the aggregate Put Dollar Amount paid by the Investor for all Put Shares.

           To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

           Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 9, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 9, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this
Section 9 to the extent it is prejudicial.

                               (b) REIMBURSEMENT. If (i) the Investor, other
than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if the Investor is impleaded in any such action, proceeding or investigation by any person or entity, or (ii) the Investor, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if the Investor is impleaded in any such action, proceeding or investigation by any person or entity, then in any such case, the Company will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation ) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Investor is a named party, the Company will pay the Investor the charges, as reasonably determined by the Investor, for the time of any officers or employees of the Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearing, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor and any such Affiliate and any such person or entity. The Company also agrees that neither any the Investor nor any such Affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the Investor or any inaccuracy in any representation or warranty of the Investor contained herein or any breach by the Investor of any of the provisions hereof.




                           [INTENTIONALLY LEFT BLANK].

     10.   ACCREDITED INVESTOR.   Investor is an "accredited investor" because
           (check all applicable boxes):

           (a)       [ ]       it is an organization described in Section
                               501(c)(3) of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

           (b)       [ ]       any trust, with total assets in excess of
                               $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

           (c)       [ ]       a natural person, who

                     [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                     [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

                     [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

           (d)       [ ]       an entity each equity owner of which is an
                               entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

           (e)       [ ]       other [specify] _______________________________.

           The undersigned hereby subscribes the Maximum Offering Amount and acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

           IN WITNESS WHEREOF, the undersigned Investor does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Investor by the following signature(s) executed this Agreement.

Dated this 25th day of OCTOBER, 2000.


SWARTZ PRIVATE EQUITY, LLC


By: ____________________________________
       Eric S. Swartz, Manager


SECURITY DELIVERY INSTRUCTIONS:
-------------------------------
Swartz Private Equity, LLC
C/o Eric S. Swartz
300 Colonial Center Parkway
Suite 300
Roswell, GA 30076
Telephone: (770) 640-8130


THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF THE MAXIMUM OFFERING AMOUNT ON THE 25th DAY OF OCTOBER, 2000.


                                   TENGTU INTERNATIONAL CORP.


                                   By:
                                       ---------------------------------------
                                          Pak Kwan Peter Cheung, Chairman & CEO

                                   Address:
                                             Attn: Pak Kwan Peter Cheung
                                             206-5050 Kingsway
                                             Burnaby BC,
                                             Canada, V5H 4H2
                                             Telephone (604)
                                             438-9827 Facsimile
                                             (604) 439-9869

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

           THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of October 25, 2000, by and among Tengtu International Corp., a corporation duly incorporated and existing under the laws of the State of Delaware (the "Company"), and the investor as named on the signature page hereto (hereinafter referred to as "Investor").

                                    RECITALS:

           WHEREAS, pursuant to the Company's offering ("Offering") of up to Thirty Million Dollars ($30,000,000) of Common Stock of the Company, pursuant to that certain Investment Agreement of even date herewith (the "Investment Agreement") between the Company and the Investor, the Company has agreed to sell and the Investor has agreed to purchase, from time to time as provided in the Investment Agreement, shares of the Company's Common Stock for a maximum aggregate offering amount as described above;

           WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to issue to the Investor the Commitment Warrants and, from time to time, the Purchase Warrants, each as defined in the Investment Agreement, and in certain events Additional Warrants (as defined in the Warrant Antidilution Agreement between the Company and the Investor) to purchase a number of shares of Common Stock, exercisable for five (5) years from their respective dates of issuance (collectively, the "Warrants"); and

           WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Common Stock to be issued in the Offering and the Common Stock issuable upon exercise of the Warrants as set forth in this Agreement.

                                     TERMS:

           NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                     1. CERTAIN DEFINITIONS. As used in this Agreement (including the Recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

                     "Additional Registration Statement" shall have the meaning set forth in Section 3(b).

                     "Additional Warrants" shall have the meaning ascribed to it the Warrant Antidilution Agreement between the Company and the Investor.

                     "Amended Registration Statement" shall have the meaning set forth in Section 3(b).

                     "Business Day" shall have the meaning set forth in the Investment Agreement.

                     "Closing Bid Price" shall have the meaning set forth in the Investment Agreement.

                     "Common Stock" shall mean the common stock, par value $0.01, of the Company.

                     "Due Date" shall mean the date that is one hundred twenty
(120) days after the date of this Agreement.

                     "Effective Date" shall have the meaning set forth in
Section 2.3.

                     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

                     "Filing Deadline" shall mean the date that is forty-five
(45) days after the date of this Agreement.

                     "Ineffective Period" shall mean any period of time after the Effective Date during the term hereof that the Registration Statement or any Supplemental Registration Statement (each as defined herein) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities (as defined herein) for any reason (or in the event the prospectus under either of the above is not current and deliverable).

                     "Investment Agreement" shall have the meaning set forth in the Recitals hereto.

                     "Investor" shall have the meaning set forth in the preamble to this Agreement.

                     "Holder" shall mean Investor, and any other person or entity owning or having the right to acquire Registrable
Securities or any permitted assignee.

                     "Piggyback Registration" and "Piggyback Registration Statement" shall have the meaning set forth in Section 4.

                     "Put" shall have the meaning as set forth in the Investment Agreement.

                     "Register," "Registered," and "Registration" shall mean and refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document.

                     "Registrable Securities" shall have the meaning set forth in Section 2.1.

                     "Registration Statement" shall have the meaning set forth in Section 2.2.

                     "Rule 144" shall mean Rule 144, as amended, promulgated under the Securities Act.

                     "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

                     "Supplemental Registration Statement" shall have the meaning set forth in Section 3(b).

                     "Warrants" shall have the meaning set forth in the above Recitals.

                     "Warrant Shares" shall mean shares of Common Stock issuable upon exercise of any Warrant.

           2.        REQUIRED REGISTRATION.

                     2.1 REGISTRABLE SECURITIES. "Registrable Securities" shall mean those shares of the Common Stock of the Company together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, that are: (i) issuable or issued to the Investor pursuant to the Investment Agreement, (ii) issuable or issued upon exercise of the Warrants, or
(iii) issued or issuable pursuant to the Warrant Antidilution Agreement between the Company and the Investor; provided, however, that notwithstanding the above, the following shall not be considered Registrable Securities:

                               (a) any Common Stock which would otherwise be
deemed to be Registrable Securities, if and to the extent that those shares of Common Stock may be resold in a public transaction without volume limitations or other material restrictions without registration under the Securities Act, including without limitation, pursuant to Rule 144 under the Securities Act; and

                               (b) any shares of Common Stock which have been
sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

                     2.2 FILING OF INITIAL REGISTRATION STATEMENT. The Company shall, by the Filing Deadline, file a registration statement ("Registration Statement") on Form S-1 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of Investor), covering the resale of a number of shares of Common Stock as Registrable Securities equal to at least Thirty Five Million (35,000,000) shares of Common Stock and shall cover, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Securities Act. In the event that the Company has not filed the Registration Statement by the Filing Deadline, then the Company shall pay to INVESTOR an amount equal to $500, in cash, FOR EACH BUSINESS DAY AFTER THE FILING DEADLINE until such Registration Statement is filed, payable within ten (10) BUSINESS DAYS following the end of each calendar month in which such payments accrue. In addition, anytime the Company has issued Additional Warrants to the Investor totaling 240,000 shares which are not registered for resale, the Company shall promptly file a registration statement (on Form S-1, or other suitable form, at the Company's discretion, but subject to the reasonable approval of Investor), covering the resale of a number of shares of Common Stock as Registrable Securities equal to at least the number of Additional Warrant shares that are not registered for resale and shall cover, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Securities Act.

                     2.3 REGISTRATION EFFECTIVE DATE. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC (the date of such effectiveness is referred to herein as the "Effective Date") by the Due Date.

                     2.4 SHELF REGISTRATION. The Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective until all Registrable Securities are resold pursuant to the Registration Statement.

                     2.5 SUPPLEMENTAL REGISTRATION STATEMENT. Anytime the Registration Statement does not cover a sufficient number of shares of Common Stock to cover all outstanding Registrable Securities, the Company shall promptly prepare and file with the SEC such Supplemental Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities and shall use its best efforts to cause such Supplemental Registration Statement to be declared effective as soon as possible.

                     2.6 REGISTRATION RIGHTS OF THIRD PARTIES. Top Eagle Holdings, Ltd. has contractual rights to have included in the Registration Statement up to 4,500,000 shares issuable to it pursuant to the exercise of a convertible debenture and the exercise of related warrants.

           3. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously and reasonably possible:

                     (a) Prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and to remain effective until the earlier of (i) the date that all Registrable Securities are resold pursuant to such Registration Statement, or (ii) the date that is one (1) year after the Termination Date (as defined in the Investment Agreement).

                     (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement ("Amended Registration Statement") or prepare and file any additional registration statement ("Additional Registration Statement," together with the Amended Registration Statement, "Supplemental Registration Statements") as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Supplemental Registration Statements or such prior registration statement and to cover the resale of all Registrable Securities.

                     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus (if applicable), in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                     (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of the jurisdictions in which the Holders are located, of such other jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement and of all other jurisdictions where legally required, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, provided that the Company shall not be required to pay for such filings, if any, except in the states of Georgia, Delaware and New York.

                     (e)       [Intentionally Omitted].

                     (f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

                     (g) Provide Holders with notice of the date that a Registration Statement or any Supplemental Registration Statement registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective.

                     (h) Provide Holders and their representatives the opportunity and a reasonable amount of time, based upon reasonable notice delivered by the Company, to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers and directors for questions regarding such information as it relates to information contained in the Registration Statement.

                     (i) Provide Holders and their representatives the opportunity to review the Registration Statement and all amendments or supplements thereto prior to their filing with the SEC by giving the Holder at least five (5) Business Days advance written notice prior to such filing, provided that two (2) Business Days advance written notice shall suffice with respect to amendments and supplements if more notice is unreasonable under the circumstances.

                     (j) Provide each Holder with prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any is issued, to obtain the removal thereof at the earliest possible date.

                     (k) Use its best efforts to list the Registrable Securities covered by the Registration Statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the NASD, American Stock Exchange, NYSE and any other exchange or market on which the Common Stock is listed.

           4.        INEFFECTIVE PERIOD.

                     (a) INEFFECTIVE PERIOD PAYMENT. Within five (5) Business Days of the last day of any Ineffective Period, the Company will pay to the Investor in cash ("Ineffective Period Payments"), as liquidated damages for such suspension and not as a penalty, an amount equal to the number of shares of Common Stock issued to the Investor in any Put with a Pricing Period End Date (as defined in the Investment Agreement) that is thirty (30) business days or less prior to the date that the Ineffective Period commences, multiplied by the difference of

                               (i) the highest closing price of the Company's
                     Common Stock for any trading day during the Ineffective Period,

                               minus

                               (ii) the lowest closing price of the Company's
                     Common Stock for the five (5) trading days including and immediately following the last trading day of such Ineffective Period.

                     (b) LIQUIDATED DAMAGES. The parties hereto acknowledge and agree that the sums payable as Ineffective Period Payments shall give rise to liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

           5. PIGGYBACK REGISTRATION. If anytime prior to the date that the Registration Statement is declared effective or during any Ineffective Period (as defined in the Investment Agreement) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten
(10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered ("Piggyback Registration") to the extent such inclusion does not violate the registration rights of any other security holder of the company granted prior to the date hereof; provided, however, that nothing herein shall prevent the Company from withdrawing or abandoning such registration statement prior to its effectiveness.

           6. LIMITATION ON OBLIGATIONS TO REGISTER UNDER A PIGGYBACK REGISTRATION. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the related Piggyback Registration Statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in such Piggyback Registration Statement, to the extent any such Registrable Securities may be included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into an agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

           7. DISPUTE AS TO REGISTRABLE SECURITIES. In the event the Company believes that shares sought to be registered under Section 2 or Section 5 by Holders do not constitute "Registrable Securities" by virtue of Section 2.1 of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer), that those securities may be sold immediately, without volume limitation or other material restrictions, without registration under the Securities Act, by virtue of Rule 144 or similar provisions.

           8. FURNISH INFORMATION. At the Company's request, each Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities to the extent required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Securities Act. The Company shall include all information provided by such Holder pursuant hereto in the Registration Statement, substantially in the form supplied, except to the extent such information is not permitted by law.

           9. EXPENSES. All expenses, other than commissions and fees and expenses of counsel to the selling Holders, incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

           10. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, legal counsel, and accountants of each Holder, any underwriter (as defined in the Securities Act, or as deemed by the Securities Exchange Commission, or as indicated in a registration statement) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person; provided however, that the above shall not relieve the Company from any other liabilities which it might otherwise have.

                     (b) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume, the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

                     (c) To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

                     (d) The obligations of the Company and Holders under this
Section 10 shall survive the resale, if any, of the Common Stock, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

           11. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                     (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

                     (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

           12. AMENDMENTS TO REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the written consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company. The Company will provide the Investor five (5) business days notice prior to filing any amendment to the Registration Statement or any amendment or supplement to the Prospectus and shall give the Investor the opportunity to review and comment on any such amendment or supplement. Failure of the Investor to comment within five (5) business days shall not preclude the Company from filing such amendment or supplement after such notice period has expired.

           13. NOTICES. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: Tengtu International Corp., Attn: Pak Kwan Peter Cheung, 206-5050 Kingsway Burnaby, BC Canada, V5H 4H2; Telephone:(604) 438-9827, Facsimile: (604) 439-9869, (or at such other location as directed by the Company in writing) and (ii) the Holders at their respective last address as the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

           14. TERMINATION. This Agreement shall terminate on the date all Registrable Securities cease to exist (as that term is defined in Section 2.1 hereof); but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement.

           15. ASSIGNMENT. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file an amended registration statement including such transferee as a selling security holder thereunder; and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

           16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Securities Act or the Exchange Act, which matters shall be construed and interpreted in accordance with such laws. Any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by the state court located in FORSYTH COUNTY, GEORGIA.

           17. EXECUTION IN COUNTERPARTS PERMITTED. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

           18. SPECIFIC PERFORMANCE. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

           19. INDEMNITY. Each party shall indemnify each other party against any and all claims, damages (including reasonable attorney's fees), and expenses arising out of the first party's breach of any of the terms of this Agreement.

           20. ENTIRE AGREEMENT; WRITTEN AMENDMENTS REQUIRED. This Agreement, including the Exhibits attached hereto, the Investment Agreement, the Common Stock certificates, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein,




                           [INTENTIONALLY LEFT BLANK]
neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

           IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 25th day of OCTOBER, 2000.

                              TENGTU INTERNATIONAL CORP.


                              By:
                                  ---------------------------------------------
                                     Pak Kwan Peter Cheung, Chairman & CEO

                              Address:  206-5050 Kingsway Burnaby
                                        BC, Canada, V5H 4H2
                                        Telephone: (604) 438-9827
                                        Facsimile:  (604) 439-9869


                                        INVESTOR:
                                        SWARTZ PRIVATE EQUITY, LLC.


                                        By: ________________________________
                                               Eric S. Swartz, Manager


                              Address:  300 Colonial Center Parkway
                                        Suite 300
                                        Roswell, GA  30076
                                        Telephone: (770) 640-8130
                                        Facsimile:  (770) 640-7150

                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS

           Pursuant to Section 5 of the Investment Agreement by and between Tengtu International Corp. (the "Company") and Swartz Private Equity, LLC, this Exhibit C sets forth the exceptions and explanations deemed necessary by the Company. The numbers set forth below correspond to the enumerated subsections of
Section 5 of the Investment Agreement. Any terms defined in the Investment Agreement shall have the same meaning when used in this Schedule of Exceptions. Nothing in this Schedule of Exceptions constitutes and admission of any liability or obligation of the Company to any third party, nor an admission against the Company's interests.

5.5        COMPLIANCE WITH OTHER INSTRUMENTS

           Between March, 2000 and May, 2000, the Company's stock was delisted from trading on the OTC Bulletin Board for more than two trading days which constitutes an Event of Default under a Floating Convertible Debenture issued to Top Eagle Holdings, Ltd. ("Top Eagle"). The Company's common stock was restored to trading on the OTC Bulletin Board after it demonstrated compliance with NASD Rule 6530. To date, no action has been taken by Top Eagle to declare a default under the Floating Convertible Debenture.

5.7        CAPITALIZATION

           The Company is obligated to register its securities under an Investor Rights Agreement between the Company and Top Eagle dated December 23, 1999.

5.10       NO RIGHTS OF PARTICIPATION

           Top Eagle has a right of first offer which has been forfeited by virtue of Top Eagle's failure to notify the Company, within ten days of receipt of notice of the transaction between the Company and Swartz, of an intention to exercise such right.

5.14       AVAILABILITY OF SUITABLE FORM FOR REGISTRATION

           The registration forms currently available to the Company are S-1 and SB-2. The Company is not eligible to use Form S-3 for registration of resales.

5.17       KEY EMPLOYEES

           Barry Clark, the President of the Company, has a consulting contract with the Company through B.D. Clark & Associates, Ltd. That contract expired in March, 2000 and the parties have not entered into a contract or extension.

5.23       MAJOR TRANSACTIONS

           On or about October 3, 2000, Iconix International, Inc. entered into an asset purchase agreement for the sale of substantially all of its assets which closed on October 6, 2000.

5.24       FINANCINGS

                 The Company contemplates obtaining additional financing as permitted by Section 6.5.3 of the Investment Agreement.

                                    EXHIBIT D

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH UNDER THAT CERTAIN INVESTMENT AGREEMENT BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT J.


Warrant to Purchase
      "N" shares                                       Warrant Number ____
     ----

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                           TENGTU INTERNATIONAL CORP.

           THIS CERTIFIES that SWARTZ PRIVATE EQUITY, LLC or any subsequent holder hereof ("Holder"), has the right to purchase from Tengtu International Corp., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $0.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time the date that is five (5) years after the Date of Issuance (the "Exercise Period"); provided, that, with respect to each "Put," as that term is defined in that certain Investment Agreement (the "Investment Agreement") by and between the initial Holder and Company, dated on or about October 25, 2000, "N" shall equal ten percent (10%) of the number of shares of Common Stock purchased by the Holder in that Put.

           Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

           1.        DATE OF ISSUANCE AND TERM.
                     --------------------------

           This Warrant shall be deemed to be issued on _____________, ______ ("Date of Issuance"). The term of this Warrant is five (5) years from the Date of Issuance.

                     Notwithstanding anything to the contrary herein, the
                               applicable portion of this Warrant shall not be exercisable during any time that, and only to the extent that, the number of shares of Common Stock to be issued to Holder upon such exercise, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns at the time of such exercise, would equal or exceed 4.99% of the number of shares of Common Stock then outstanding, as determined in accordance with Section 13(d) of the Exchange Act (the "4.99% Limitation"). The 4.99% Limitation shall be conclusively satisfied if the applicable Exercise Notice includes a signed representation by the Holder that the issuance of the shares in such Exercise Notice will not violate the 4.99% Limitation, and the Company shall not be entitled to require additional documentation of such satisfaction.

           2.        EXERCISE.
                     --------

           (A) MANNER OF EXERCISE. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby (the "Warrant Shares") upon surrender of this Warrant, with the Exercise Form attached hereto as EXHIBIT A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Attention: Pak Kwan Peter Cheung, Chairman & CEO, Tengtu International Corp., 206-5050 Kingsway Burnaby, BC, Canada, V5H 4H2; Telephone:
(604) 438-9827, Facsimile: (604) 439-9869, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

           (B) DATE OF EXERCISE. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile. The Company shall not be required to deliver the shares of Common Stock to the Holder until the requirements of Section 2(a) above are satisfied.

           (C) DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE. Upon any exercise of this Warrant, the Company shall use its reasonable best efforts to deliver, or shall cause its transfer agent to deliver, a stock certificate or certificates representing the number of shares of Common Stock into which this Warrant was exercised, within three (3) trading days of the date that all of the following have been received by the Company: (i) the original completed and executed Exercise Form, (ii) the original Warrant and (iii) the Exercise Price (if applicable)(collectively, the "Receipt Date"). Such stock certificates shall not contain a legend restricting transfer if a registration statement covering the resale of such shares of Common Stock is in effect at the time of such exercise or if such shares of Common Stock may be resold pursuant to an exemption from registration, including but not limited to Rule 144 under the Securities Act of 1933

           (D) ECONOMIC LOSS DUE TO LATE DELIVERY OF SHARES. If the Company fails for any reason to deliver the requisite number of shares of Common Stock (unlegended, if so required by the terms of this Warrant)(the "Warrant Shares") to a Holder upon an exercise of this Warrant within fifteen (15) business days of the Receipt Date (the "Late Delivery Deadline"), the Company shall pay such Holder (in addition to any other remedies available to Holder) an amount equal to ("Non-Delivery Payment") the number of Warrant Shares for which delivery is late, multiplied by the difference of:

                     (x) the highest closing price for the Company's Common Stock for any trading day during the period beginning on and including the Date of Exercise and ending on the earlier of (i) the date that the Investor receives from the Company certificates (unlegended, if so required by the terms of this Warrant) representing the Warrant Shares of Common Stock issuable in conjunction with such Exercise, or
                     (ii) the date that the Investor receives the full amount of the Non-Delivery Payment, whichever is earlier,

                     minus

                     (y) the Exercise Price per share (which, in the case of a Cashless Exercise, shall be deemed to equal zero), or, if the Investor has received the Warrant Shares (unlegended, if so required by the terms of this Warrant) from the Company prior to the payment of the Non-Delivery Payment, the lowest closing price of the Company's Common Stock for the five (5) trading days immediately preceding the date that such Warrant Shares are delivered to the Holder.

                     Non-Delivery Payments shall be payable, in cash or cash equivalent, within five (5) business days of the Late Delivery Deadline.

           (E) LIQUIDATED DAMAGES. The parties hereto acknowledge and agree that the sums payable as Non-Delivery Payments shall give rise to liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

           (F) CANCELLATION OF WARRANT. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

           (G) HOLDER OF RECORD. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

           3.        PAYMENT OF WARRANT EXERCISE PRICE.
                     ---------------------------------

           The Exercise Price ("Exercise Price"), shall initially equal $Y per share ("Initial Exercise Price"), where "Y" shall equal the Market Price for the applicable Put (as both are defined in the Investment Agreement) or, if the Date of Exercise is more than six (6) months after the Date of Issuance, the lesser of (i) the Initial Exercise Price or (ii) the "Lowest Reset Price," as that term is defined below. The Company shall calculate a "Reset Price" on each six-month anniversary date of the Date of Issuance which shall equal the lowest Closing Bid Price of the Common Stock for the five (5) trading days ending on such six-month anniversary date of the Date of Issuance. The "Lowest Reset Price" shall equal the lowest Reset Price determined on any six-month anniversary date of the Date of Issuance preceding the Date of Exercise, taking into account, as appropriate, any adjustments made pursuant to Section 5 hereof.

           For purposes hereof, the term "Closing Bid Price" shall mean the closing bid price on the O.T.C. Bulletin Board, the National Market System ("NMS"), the New York Stock Exchange, the Nasdaq Small Cap Market, or if no longer traded on the O.T.C. Bulletin Board, the NMS, the New York Stock Exchange, the Nasdaq Small Cap Market, the "Closing Bid Price" shall equal the closing price on the principal national securities exchange or the over-the-counter system on which the Common Stock is so traded and, if not available, the mean of the high and low prices on the principal national securities exchange on which the Common Stock is so traded.

           Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

           (i) CASH EXERCISE: cash, bank or cashiers check or wire transfer; or

           (ii) CASHLESS EXERCISE: surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                  X = Y (A-B)/A

where:   X = the number of shares of Common Stock to be issued to Holder.

         Y = the number of shares of Common Stock for which this Warrant is being exercised.

                   A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average closing price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the O.T.C. Bulletin Board, National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrants. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

                   B = the Exercise Price.

                   For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

           4.        TRANSFER AND REGISTRATION.
                     -------------------------

           (a) TRANSFER RIGHTS. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

           (b) REGISTRABLE SECURITIES. The Common Stock issuable upon the exercise of this Warrant constitutes "Registrable Securities" under that certain Registration Rights Agreement dated on or about October 25, 2000 between the Company and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

           5.        ANTI-DILUTION ADJUSTMENTS.
                     -------------------------

           (a) STOCK DIVIDEND. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

           (b) RECAPITALIZATION OR RECLASSIFICATION. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

           (c) DISTRIBUTIONS. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding years) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

           (d) NOTICE OF CONSOLIDATION OR MERGER. The Company shall not, at any time after the date hereof, effect a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), unless the resulting successor or acquiring entity (the "Resulting Entity") assumes by written instrument the Company's obligations under this Warrant, including but not limited to the Exercise Price reset provisions as provided herein during the term of the resultant warrants, and agrees in such written instrument that this Warrant shall be exerciseable into such class and type of securities or other assets of the Resulting Entity as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change, and the Exercise Price of this Warrant shall be proportionately increased (if this Warrant shall be changed into or become exchangeable for a warrant to purchase a smaller number of shares of Common Stock of the Resulting Entity) or shall be proportionately decreased (if this Warrant shall be changed or become exchangeable for a warrant to purchase a larger number of shares of Common Stock of the Resulting Entity); provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

           (e) EXERCISE PRICE ADJUSTED. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b),
(c) or (d) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of this Warrant. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $0.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $0.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price in relation to the split adjusted and distribution adjusted price of the Common Stock. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

           (f) ADJUSTMENTS: ADDITIONAL SHARES, SECURITIES OR ASSETS. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

           6.        FRACTIONAL INTERESTS.
                     --------------------

                     No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

           7.        RESERVATION OF SHARES.
                     ---------------------

                     The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock
(or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

           8.        RESTRICTIONS ON TRANSFER.
                     ------------------------

                     (a) REGISTRATION OR EXEMPTION REQUIRED. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

                     (b) ASSIGNMENT. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as EXHIBIT B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten
(10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

           9.        BENEFITS OF THIS WARRANT.
                     ------------------------

                     Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

           10.       APPLICABLE LAW.
                     --------------

                     This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Georgia, without giving effect to conflict of law provisions thereof.

           11.       LOSS OF WARRANT.
                     ---------------

                     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

           12.       NOTICE OR DEMANDS.
                     -----------------

Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.


           IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ______ day of ____________, 200_.


                                         TENGTU
                                         INTERNATIONAL CORP.


                                         By:  ________________________________
                                         Pak Kwan Peter Cheung, Chairman & CEO

                                    EXHIBIT A

                            EXERCISE FORM FOR WARRANT

                         TO: TENGTU INTERNATIONAL CORP.

           The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of Tengtu International Corp., a Delaware corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:

------------------------------------------------------------------------
                                    Signature


-----------------------------------------------------------------------
                                   Print Name


------------------------------------------------------------------------
                                     Address

-----------------------------------------------------------------------

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
------------------------------------------------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of Tengtu International Corp., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:     _________                        ______________________________
                                                      Signature


Fill in for new registration of Warrant:

 ----------------------------------
                     Name

-----------------------------------
                     Address

-----------------------------------
Please print name and address of assignee
(including zip code number)

-----------------------------------

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
--------------------------------------------------------------------------------














                                    EXHIBIT E

                               ADVANCE PUT NOTICE



TENGTU INTERNATIONAL CORP. (the "Company") hereby intends, subject to the Individual Put Limit (as defined in the Investment Agreement), to elect to exercise a Put to sell the number of shares of Common Stock of the Company specified below, to _____________________________, the Investor, as of the Intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about October 25 2000.


                    Date of Advance Put Notice: ___________________


                    Intended Put Date: ___________________________


                    Intended Put Share Amount: __________________

                    Company Designation Maximum Put Dollar Amount (Optional):
                    ----------------------------------------.

                    Company Designation Minimum Put Share Price (Optional):
                    ----------------------------------------.



                                   TENGTU INTERNATIONAL CORP.



                                   By:
                                      ----------------------------------------
                                      Pak Kwan Peter Cheung, Chairman & CEO

                                   Address:
                                             Attn: Pak Kwan Peter Cheung
                                             206-5050 Kingsway
                                             Burnaby BC,
                                             Canada, V5H 4H2
                                             Telephone (604)
                                             438-9827 Facsimile
                                             (604) 439-9869

                                    EXHIBIT F

                       CONFIRMATION OF ADVANCE PUT NOTICE


_________________________________, the Investor, hereby confirms receipt of
TENGTU INTERNATIONAL CORP.'s (the "Company") Advance Put Notice on the Advance Put Date written below, and its intention to elect to exercise a Put to sell shares of common stock ("Intended Put Share Amount") of the Company to the Investor, as of the intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about October 25, 2000.


                  Date of Confirmation: ____________________

                  Date of Advance Put Notice: _______________

                  Intended Put Date: ________________________

                  Intended Put Share Amount: ________________

                  Company Designation Maximum Put Dollar Amount (Optional):
                  --------------------------------------------.

                  Company Designation Minimum Put Share Price (Optional):
                  --------------------------------------------.

                  INVESTOR(S)

                  -----------------------------------
                  Investor's Name

                  By: ________________________________
                         (Signature)
                  Address:  ____________________________________

                            ------------------------------------

                            ------------------------------------

                  Telephone No.: ___________________________________

                  Facsimile No.: ___________________________________

                                    EXHIBIT G

                                   PUT NOTICE

TENGTU INTERNATIONAL CORP. (the "Company") hereby elects to exercise a Put to sell shares of common stock ("Common Stock") of the Company to _____________________________, the Investor, as of the Put Date, at the Put Share Price and for the number of Put Shares written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about October 25, 2000.

                    Put Date: _________________

                    Intended Put Share Amount (from Advance Put Notice):
                    _________________ Common Shares


                    Company Designation Maximum Put Dollar Amount (Optional):
                    ----------------------------------------.

                    Company Designation Minimum Put Share Price (Optional):
                    ----------------------------------------.



Note: Capitalized terms shall have the meanings ascribed to them in this Investment Agreement.




                            TENGTU INTERNATIONAL CORP.


                            By:
                                ----------------------------------------------
                                   Pak Kwan Peter Cheung, Chairman & CEO

                            Address:
                                      Attn: Pak Kwan Peter Cheung
                                      206-5050 Kingsway
                                      Burnaby BC,
                                      Canada, V5H 4H2
                                      Telephone (604)
                                      438-9827 Facsimile
                                      (604) 439-9869

                                    EXHIBIT H

                           CONFIRMATION OF PUT NOTICE


_________________________________, the Investor, hereby confirms receipt of
Tengtu International Corp. (the "Company") Put Notice and election to exercise a Put to sell ___________________________ shares of common stock ("Common Stock") of the Company to Investor, as of the Put Date, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about October 25, 2000.


                      Date of Confirmation: ____________________

                      Date of Put Notice: _______________

                      Put Date: ________________________

                      Intended Put Share Amount: ________________

                      Company Designation Maximum Put Dollar Amount (Optional):
                      --------------------------------------------.

                      Company Designation Minimum Put Share Price (Optional):
                      ------------------------------------------.


                                        INVESTOR(S)

                                        -----------------------------------
                                        Investor's Name

                                        By: _________________________________
                                                           (Signature)
                             Address:  ____________________________________

                                       ------------------------------------

                                       ------------------------------------

               Telephone No.: ___________________________________

               Facsimile No.: ____________________________________

                                    EXHIBIT J

                               TENGTU RISK FACTORS

Prospective investors should carefully consider the specific factors set forth below, as well as the other information contained in this prospectus, before deciding to invest in the common stock offered hereby.

                     WE HAVE ONLY BEEN AN OPERATING BUSINESS
                     FOR A SHORT TIME AND IT MAY BE DIFFICULT
                     TO EVALUATE OUR BUSINESS AND PROSPECTS

While we were organized in May, 1988, we have only been an operating company since 1996 and are subject to all of the business risks associated with a new enterprise, including, but not limited to, risks of unforeseen capital requirements, failure of market acceptance, failure to establish business relationships, and competitive disadvantages as against larger and more established companies. The effect of any or all of these risks could affect the trading price of our common stock and you may lose all or part of your investment

                        WE HAVE HAD OPERATING LOSSES AND
                       THESE OPERATING LOSSES MAY CONTINUE

We have experienced sustained significant operating losses that have resulted in substantial consumption of our cash reserves. The majority of our research, development and engineering activities are dedicated to the development of new software. As a result, we are not generating sufficient revenue from the sales of our existing products to cover the expenses associated with the development of new products and the costs of distribution, which in the case of Total Solution requires the training of teachers and installers. For the fiscal years ended June 30, 2000 and June 30, 1999, we had a net loss of $4.7 million and $1.9 million, respectively. Educational software requires extensive continuing development which may result in continuing operating losses notwithstanding any greatly increased sales of our products or the products of others for which we act as the Peoples' Republic of China ("PRC") distributor. There is no assurance that the profits from our existing products or from acting as the distributor of Microsoft (China) Ltd.'s products used in the K-12 market will be sufficient to offset the software development costs and related costs unique to the PRC, such as training of teachers and employees of our distributors.

                        OUR AUDITED FINANCIAL STATEMENTS
                     FOR THE FISCAL YEAR ENDED JUNE 30, 2000
                        CONTAIN "GOING CONCERN" LANGUAGE

The independent auditor's report for our financial statements for the year ended June 30, 2000 states that because of the significant operating loss of $4.7 million, negative cash flows from operations of $1.2 million and a working capital deficit of $2.9 million, that as of June 30, 2000, there is substantial doubt about our ability to continue as a going concern. A "going-concern" opinion indicates that the financial statements have been prepared assuming we will continue as a going-concern. Management is addressing the going concern opinion with a plan of equity and debt financing, the sale of Iconix, a partially-owned subsidiary which could net in excess of $.65 million and anticipated near-term profits from the sale of Total Solution, any profits from future sales of its products, its Microsoft distributorship or operations of Edsoft (Hong Kong)

                       WE ARE IN DEFAULT ON OUR COMMITMENT
                  TO FUND TENGTU UNITED ELECTRONICS DEVELOPMENT

A major consideration for our 57% ownership interest in the Tengtu United joint venture was our commitment to provide $12 million in capital funding of which only $6 million has been furnished. Due to our operating losses and the lack of proper funding to Beijing Tengtu United Electronics Development Co., Ltd. joint venture ("Tengtu United"), Tengtu United is now being funded by one of the shareholders of Tengtu China, Beijing Oriental Lian Fa Technology and Trade Group, Co. Ltd. ("Oriental Lian Fa"), the owner of the other 43%. Although Zhang Fan Qi, a director, is also the controlling shareholder of Oriental Lian Fa, there is no assurance that Oriental Lian Fa will, through Tengtu China, continue to fund Tengtu United, especially if we do not promptly satisfy the balance of our funding commitment to Tengtu United, of which there is no assurance. If Tengtu United has no funding, then our ability to remain in the PRC K-12 market would be materially and adversely affected.

                             DEPENDENCE ON FINANCING

Our long-term ability to meet our liquidity requirements and to continue operations will depend on the following:

- our ability to raise additional capital, including our ability to draw down money pursuant to the Swartz equity line;

- our ability to raise additional capital - we may need additional funds both prior to and after the Swartz equity line is available to accelerate our development and marketing plans. Our inability to obtain necessary capital or financing to fund these needs could adversely affect our business, results of operations and financial condition. Additional financing may not be available when needed or may not be available on terms acceptable to us. If additional funds are raised by issuing equity securities, stockholders may incur dilution. If adequate funds are not available, we may be required to delay, scale back or eliminate one or more of our development or marketing programs or otherwise limit the development or marketing of our products, which may affect our business, results of operations and financial condition and reduce the value of your investment.


- our ability to profitably market Total Solution and generate profits from our distributorship arrangements with Microsoft China and others;

-          Edsoft's ability to generate a profit;

- our ability to develop new products for or related to the K-12 market and then produce, market and/or distribute those products at a profit; and

-          our ability to promptly fund the balance of our commitment to Tengtu
           United.

Our future working capital and capital expenditure requirements may vary materially from those now planned depending on numerous factors, including:

- the ability to sell and install the Total Solution platform at a profit;

- the ability to market and distribute the Digital Library System and the General School Networking System;

- the ability to develop and market new software products to be used by or directly related to the K-12 market;

- the ability of TIC Beijing to transform itself from a highly skilled post- production facility into a meaningful and profitable producer or packager of programs for the K-12 educational and entertainment market in the PRC; and

- the ability to upgrade its staff, products and services as a systems integrator/software developer to enable us to also become an Application Service Provider/Internet Content Provider to put us in the position to become a leading provider of products and services over the internet to PRC children between 5 and 18 and their parents.



                      WE MAY BE UNABLE TO OBTAIN SUFFICIENT
                      FUNDS FROM THE EQUITY LINE AGREEMENT
                     WITH SWARTZ TO MEET OUR LIQUIDITY NEEDS

To continue operations, we must obtain sufficient funds from the equity line agreement with Swartz. However, the amount of money we can obtain under this equity line is limited by the future market price and volume of trading of our common stock. If the price of our common stock remains at its current level, or trading volume in our common stock is low, we may be unable to obtain sufficient funds to meet our liquidity needs, including the balance of our commitment to Tengtu United and the capital needed to make TIC Beijing a meaningful producer of animation and educational digital products. Although we are in discussions with other financing sources, we do not at this time have any other commitments for financing in place to satisfy our liquidity needs.

                          WE INCUR SIGNIFICANT EXPENSES
                     TO SUPPORT OUR NEW PRODUCT DEVELOPMENT

In order to support anticipated growth and new product development, we expect to incur significantly increased operating expenses and capital expenditures in the future. We expect to continue to incur significant expenses in the near future, primarily as a result of the following:

- increased research and development associated with keeping our existing software educational products competitive and developing new products for this rapidly developing market; and

- expansion of direct distribution of products related to the national roll-out of the Total Solution and Microsoft China products for the K-12 market in the PRC, expansion of the Company's products in Hong Kong through Edsoft and then southeast Asia;

- the capital needed to enable us to become an Application Service Provider/Internet Service Provider; and

- The estimated capital needed to transform TIC Beijing into a major producer rather than as only a provider of post-production technical services.


Research and development expenditures for the fiscal year ended June 30, 2000 and 1999 were minimal, primarily as a result of insufficient capital. Tengtu China, our 43% joint venture partner funded almost all of its development costs of the joint venture in the last 9 months due to our limited capital. The future level of R&D expenditures will depend on significant profits or financings, of which there is no assurance, delays or changes in central and local governmental policies and approval procedures, technological and competitive developments and strategic marketing decisions.

                            LEGAL UNCERTAINTIES UNDER
                      THE CURRENT CHINESE LEGAL ENVIRONMENT

The Chinese legal system is based on written statutes and, unlike common law systems, decided legal cases in China have little precedential value. In 1979, China began the process of developing its legal system by undertaking to promulgate a comprehensive system of laws. Its development is an ongoing process. On December 29, 1993, the National People's Congress promulgated the Company Law of The People's Republic of China ("PRC"). The Company Law, the rules and regulations promulgated under and legal prescriptions relating to Chinese companies, provide the core of the legal framework governing the corporate behavior of companies such as the Company's subsidiaries and joint venture and their respective directors, shareholders and participants. Because these laws, regulations and legal requirements are relatively recent, their interpretation and enforcement involve significant uncertainty. Although we believe considerable progress has been made in the promulgation of laws and regulations dealing with economic matters such as corporate organization and governance, foreign investment, commerce and taxation, the legal effect of various arrangements, contracts and actions or lack thereof, such as (i) impact of our inability to date to fully fund the US$12,000,000 commitment to Tengtu United, (ii) the enforceability of the provisions of our strategic alliance with Microsoft China, and (iii) the enforceability of the TIC Beijing co-production agreements and the legal effect and scope of our various licenses, cannot be determined with certainty at this time. Also, at the present time governmental policies are more important than rules of law. Governmental policies are subject to rapid change, which could adversely affect the Company's operations in the P.R.C. In view of the foregoing, Chinese counsel has not been retained to pass on these matters.

                        FINANCIAL UNCERTAINTIES UNDER THE
                      CURRENT CHINESE BUDGETARY CONSTRAINTS

At the present time, many schools, especially those in the rural areas, do not have sufficient funds to purchase the appropriate computer hardware and the related costs of establishing a local area network. Also, at the present time, the central and most of the provincial and local governments are unwilling to raise taxes to adequately fund the institution of information technology in all of the schools, which the central government has mandated must have at least one computer classroom by the end of 2005. With respect to that category of potential purchasers of the Total Solution, which is also marketed in the PRC as the Web Classroom, the Company has worked out a program with the government in an attempt to enable the schools to purchase the necessary infrastructure to utilize its computer software in the schools. This involves the following plan. The central government will fund a portion of the costs. The provincial and local governments will also fund a portion. Together, the Company estimates that the governmental sources will fund approximately 50%-60% of these costs. The Company has been advised that bank financing will be available for the difference, if the banks are satisfied that they will be repaid. In that connection, the central government has recently authorized certain provinces and local governments within those provinces to assess an information technology use tax on the parents of the school children to fund information technology in the school system. Because this involves an annual tax per student, the Company and the central government believe that the Chinese families, especially with the one child per family rule, have sufficient funds and motivation to pay this tax. The inability to properly fund the necessary infrastructure would have a material and adverse effect on the Company's sale of the Web Classroom, the Digital Library and other educational software products that it may develop.

With respect to schools that already have the necessary infrastructure, the use of the Company's software will be dependent on appropriate teacher training. In addition to Microsoft's commitment to provide such training, the central government is administering a program bringing in teachers from the rural areas and training them on computer use, in general, and the Web Classroom, in particular. In the event that the government were to discontinue this program, there would be an insufficient number of trained teachers to operate the Web Classroom and/or teach other teachers at their school on how to operate the Web Classroom, thus adversely affecting the Company's potential sales of educational software to the Chinese schools.

                   ADDITIONAL RULES OF DOING BUSINESS IN CHINA

Through our subsidiaries and joint venture we conduct a substantial portion of our operations in the PRC subject to licenses granted by the Chinese government. Accordingly, we are subject to special considerations and significant risks not typically associated with investment in equity securities of United States and Western European companies. These include the risks associated with, among others, the political, economic, and legal environments and foreign currency exchange. As a result, the development, production and distribution of our products in the PRC may be adversely affected by changes in the political and social conditions in the PRC and by, among other things, changes in governmental policies and changes in key personnel at the Ministries of Information and Technology and Education.

                   ONE OF THE TORCH PROJECTS HAS NOT YET BEEN
                        FORMALLY AWARDED TO TENGTU UNITED

The General School Networking System Torch Project was awarded to Tengtu China by the Chinese Government. However, the Chinese Government has not yet given its formal written approval of the General School Networking System to Tengtu United. While Tengtu United anticipates that it will receive formal written approval, there is no assurance this approval will be obtained.

                  TENGTU CHINA'S ELECTRONIC PUBLISHING LICENSE
                          HAS NOT FORMALLY BEEN RENEWED

Tengtu China's electronic publishing license was granted by the Chinese Bureau of News on December 1, 1998, is for one year, and is renewable each year thereafter upon approval from the Chinese Government. A renewal application has been filed and is still pending as of October, 2000. While Tengtu China has received verbal assurances that the license has been renewed, no formal written renewal has been received. Therefore, there is no guarantee that the verbal renewal is effective. In addition, until the Company raises additional capital, it will not be able to participate in any meaningful way with Tengtu Electronic Publishing.

                   DEPENDENCE UPON CHINESE GOVERNMENT FUNDING

Although the Chinese Ministry of Education and certain of the provinces are currently committed to providing some of the necessary funding for rural K-12 schools to purchase computer hardware and software. However, there can be no guarantee that this commitment will continue or that the necessary funds will continue to be available.

                   LACK OF SIGNIFICANT COMPUTER INFRASTRUCTURE

One of the reasons for our prior operating losses was that the software programs developed by us could not be sold in sufficient volume because there was no application software platform in the schools to enable teachers and students to utilize those programs. In addition, we found that the school systems lacked adequate computer hardware, networks and appropriate teacher familiarity and training. As a result, this joint venture is working with the Chinese Ministries of Education and Information Technology to assist in developing an educational computer infrastructure, especially in the rural areas, which have a population of approximately 1.2 billion people. There is no assurance within the immediate future that a significant portion of the PRC school system will be able to develop the appropriate educational software infrastructure to enable developers and/or distributors of educational software to operate profitably.

              OUR CURRENT ALLIANCES COULD ADVERSELY AFFECT REVENUES

The terms of these alliances may require us and our partners to share revenues and expenses from joint activities or for us to grant our partners licenses to manufacture, market, and sell our products. While the leveraging of our resources through these alliances may have a favorable effect on our financial condition the sharing of revenues may have a negative effect on our results of operations.

               WE HAVE LIMITED EXPERIENCE IN DIRECTLY SELLING AND MARKETING OUR PRODUCTS IN THE PRC AND HONG KONG AND
             MAY NOT BE ABLE TO EXPAND AND SUPERVISE A DIRECT SALES AND MARKETING FORCE THAT CAN MEET OUR CUSTOMERS' NEEDS

Outside the Beijing metropolitan area, the central government is currently either purchasing the Total Solution directly or through its recommendation of this product working directly with the provincial and local governmental education departments. We have limited experience in direct marketing, sales and distribution and the educational software market is new and developing in the PRC. Our future profitability will depend, in part, on our ability to expand and supervise a direct sales and marketing force or distributors to sell these products to our customers and the training and reliability of distributors if the government ceases to assist in the marketing and sale of our products. In that event, we may not be able to attract and retain qualified salespeople or be able to build an efficient and effective sales and marketing force. Failure to attract or retain qualified salespeople or to build an efficient and effective sales and marketing force in the PRC could negatively impact sales of our products, thus reducing our revenues and profitability.

Conducting business in foreign countries will expose us to the risks of dealing with foreign governmental policies, regulations, tariffs, import and export restrictions, transportation, currency translations and taxes and local regulations. Consummation of such foreign marketing activities could lead to unanticipated and fluctuating expenses and revenues and sales and marketing dislocations that are beyond our ability to control, and which could negatively impact sales of our products, thus reducing our revenues and profitability.

                       NO INTELLECTUAL PROPERTY PROTECTION

The Business Software Alliance estimated in 1999 that 91 percent of the software used in PRC was pirated or stolen. There are two distinct markets for educational software: (i) individuals and families and (ii) the educational system. Software piracy is currently confined to the market for individual and families because at the current time the governmental agencies insist on the use of only authorized products. If their audits of a school disclose the use of pirated software, the Company has been advised that the governmental funding will be cut off and, thus, that school system will be unable to fulfill the requirements of at least one computerized classroom per school by 2005. Absent those governmental audits, software piracy will continue to be a major risk because there is a lack of sufficient law enforcement and regional protectionism.

Also, recently we became aware that certain Microsoft China components to the Total Solution were being improperly sold into the K-12 market by some of the Microsoft China channel managers in contravention of the terms of the strategic alliance between us and Microsoft China. Although we believe the governmental agencies and Microsoft China have taken the necessary steps to ensure that we are its exclusive distributor for its products to the K-12 market, there is no assurance that this will not reoccur or that other entities will be able to copy all or a portion of the products we produce or distribute as software piracy is and will continue to be a major problem in the PRC, absent this governmental audit program of the school systems.

       THE MARKETS IN WHICH WE OPERATE ARE HIGHLY COMPETITIVE AND SUBJECT
                          TO RAPID TECHNOLOGICAL CHANGE

A large number of companies are involved, or are becoming involved, in the development and commercialization of products directed to the PRC K-12 market. With respect to the development and sale of application software platforms to the K-12 market in mainland China, we are aware of the following competitors:
IBM China, Novell China and companies marketing Linux based platforms. Although the Company believes that at the current time Tengtu China/Tengtu United is considered the leading Chinese developer of educational software for the K-12 market, in view of its limited capital, there is no assurance that the Company will be able to maintain its position much longer. We have no information as to the nature and extent of their sales of applications software platforms to the K-12 market. There are a number of domestic Chinese companies, as well as foreign companies, which produce individual software programs which can be utilized by teachers and students. We have no knowledge of their sales into the K-12 market at the school and school district level, although we have been advised that these other companies' sales of educational software in the P.R.C. is negligible. Certain of these programs are marketed by other companies directly to the students and their parents, but this is not the market in which we are initially focusing. Our joint venture's actual and potential competition, with respect to educational software programs for use in China, consists of numerous Chinese and foreign software manufacturers.

In view of the reduced cost of hardware and software necessary for many types of animation, there are now a number of small independent companies with lower overhead which can produce products of almost equal quality at lower costs. TIC Beijing is thus in the process of emphasizing its ability to act as a producer in addition to its production services TIC Beijing recently rented out its facilities and personnel until September 2001 to an unaffiliated third party. However, it has retained the exclusive use of these facilities and personnel for two days and the right to the use of these facilities and personnel when the lessee is not using them, thus, enabling TIC Beijing to furnish any post-production required by its strategic alliances. There is no assurance that TIC Beijing or its strategic partners will be able to raise the capital required to continue the development of these projects. There are many major producers of animation, including Walt Disney & Co., who are larger, more experienced and better financed. In the event TIC Beijing is unable to become a profitable producer, it is doubtful that it can continue to compete successfully as a production house.

The markets in which we compete and intend to compete are undergoing, and are expected to continue to undergo, rapid and significant technological change, and we expect competition to intensify as technological advances in such fields are made and other companies seek to enter the PRC markets we service.

Several of our competitors have developed or may develop educational software products that are similar in design and capability to our existing products or products under development for markets other than the PRC. We further anticipate that additional products for similar applications will be developed and marketed by our competitors. Further, many of our competitors and potential competitors have substantially greater resources, research and development staffs, capabilities and facilities than we do for developing, manufacturing and marketing educational software products. For our TUC joint venture, to remain competitive we must continue to enhance and improve our existing products: the Total Solution, the General School Networking System and Digital Library System and to develop acceptable and useful new products fro the PRC K-12 market, of which there is no assurance.

                            POSSIBLE PAYMENT PROBLEMS

Some U.S.-based companies engaged in business in the PRC have experienced problems in collecting money and/or in getting money out of PRC. We believe that because education is such a high priority that under the current political environment payment for our products and services should not be a problem. However, if the political climate should change, the ability to promptly collect for our products or services could materially and adversely affect our operations.

                         WE DEPEND ON OUR KEY PERSONNEL

Because of the specialized, technical nature of our business, we are highly dependent upon our ability to retain our current personnel, including, but not limited to, Pak Cheung, our founder and presently our Chairman of the Board. In addition, we believe that Jack Lian, a vice president and director, as well as Zhang Fang Qi, are also key to our ability to successfully do business in the PRC. The loss of any of these persons could have an adverse effect on our business. We have no key man insurance. In addition, our ability to effectively pursue our business strategy will depend upon, among other factors, the successful recruitment and retention of additional highly skilled and experienced software programmers, managerial, marketing, and accounting personnel who can function effectively in the PRC. In some cases, the market for these skilled employees is highly competitive, which makes it difficult to attract and retain key employees. we cannot assure you that we will be able to retain or recruit such personnel, and the inability to do so could materially and adversely affect our business, financial condition and results of operations.

   CERTAIN CURRENT STOCKHOLDERS OWN A LARGE PORTION OF OUR VOTING STOCK WHICH
       COULD INFLUENCE DECISIONS THAT WOULD ADVERSELY AFFECT NEW INVESTORS

Our officers, directors, and affiliates beneficially own or control approximately 30.1% of our outstanding common stock with Pak Kwan Cheung, Chairman and Chief Executive Officer controlling 16.2% of the common stock outstanding. These stockholders may be able to influence matters requiring stockholder approval and thereby, our management and affairs. Matters that typically require stockholder approval include:

-          election of directors
-          mergers or consolidations
-          sales of all or substantially all of our assets

This concentration of ownership could delay or prevent another person or persons from acquiring control or causing a change in control, even if such change would increase the price of our common stock or the value of the company. Preventing a change in control in favorable circumstances may affect your ability to sell your securities at a higher price.

 WE HAVE OPTIONS, WARRANTS AND RESTRICTED SECURITIES OUTSTANDING WHICH MAY CAUSE
             DILUTION OF OUR SHAREHOLDERS AND ADVERSELY AFFECT THE
                        MARKET PRICE OF OUR COMMON STOCK

As of September 30, 2000 we had outstanding 1,600,000 warrants. 1,500,000 of those warrants have an exercise price of $0.50. The exercise price of those warrants is to increase to $1.00 after December 21, 2000, $2.00 after December 21, 2001 and $4.00 after December 21, 2002. As of September 30, 2000 we also had outstanding 2,600,000 options with exercise prices ranging from $0.218-$0.968. We have reserved additional shares for issuance pursuant to options. If the holders exercise these stock options and warrants, it will dilute the percentage ownership interest of our current shareholders. In addition, the terms upon which we would be able to obtain additional money through the sale of our stock may be negatively affected by the existence of these warrants and options because new investors may be concerned about the impact upon the future market price of our common stock if these warrants and options were exercised and the underlying stock sold.

In addition, as of September 30, 2000 we had outstanding a $1,500,000 principal amount of a convertible debenture. Each $1.00 principal amount is convertible into shares of common stock at the rate of $0.50 per share until December 21,2000. For each of the following twelve month periods, the rate of conversion increases to $1.00 then $2.00 and then $4.00 per share. If converted on September 30, 2000, the Convertible Debenture would have been convertible into 3 million shares of common stock. If the holder converts its convertible debenture into common stock, it will dilute the percentage ownership interest of our current shareholders, but there will be an increase in the net tangible book value per share.

Certain holders of common stock and securities convertible into or exercisable for shares of common stock have certain registration rights under a registration rights agreement among us and such holders.

                THE EXERCISE OF OUR PUT RIGHTS MAY SUBSTANTIALLY
                 DILUTE THE INTERESTS OF OTHER SECURITY HOLDERS

The common stock issuable to Swartz upon exercise of our put rights will be issued at a price equal to the lesser of (i) the market price for each share of our common stock minus $.075 or (ii) 92% of the market price for each share of our common stock, unless the Company exercises its right to designate a price in advance, in which case the price can be no lower than the lesser of (iii) 80% of the closing bid price on the day preceding delivery of advance notice or (iv) the closing bid price on the day preceding delivery of advance notice minus $0.125. Accordingly, the exercise of our put rights may result in substantial dilution to the interests of the other holders of our common stock. Depending on the price per share of our common stock during the three year period of the investment agreement, we may need to register additional shares for resale to access the full amount of financing available, which could have a further dilutive effect on the value of our common stock. If we are unable to register the additional shares of common stock, we may experience delays in, or be unable to, access some of the $30 million available pursuant to our put rights.

                THE SALE OF MATERIAL AMOUNTS OF OUR COMMON STOCK
                 COULD REDUCE THE PRICE OF OUR COMMON STOCK AND
                              ENCOURAGE SHORT SALES

If and when we sell shares of our common stock to Swartz pursuant to our put rights, if and to the extent that Swartz sells the common stock, our common stock price may decrease due to the additional shares in the market. If the price of our common stock decreases, and if we decide to exercise our right to put shares to Swartz, we will be required to issue more shares of our common stock for any given dollar amount invested by Swartz, subject to a designated minimum put price specified by us. This may encourage short sales, which could place further downward pressure on the price of our common stock.

                           OUR STOCK PRICE IS VOLATILE

Future announcements concerning results of our sales efforts in China or financing for TIC Beijing production projects or our competitors' sales of competitive products in the PRC, other evidence of the acceptance of our products or our competitors, announcements of technological innovations or new products by us or our competitors, changes in governmental regulations, changes in governmental personnel, developments in our proprietary and distributionship rights or those of our competitors, including competitors litigation, fluctuations in our operating results and changes in market conditions for K-12 educational and animation software could cause the market price of the common stock to fluctuate substantially. These fluctuations, as well as general economic, political and market conditions, may adversely affect the market price of the common stock. Historically, the market price of the common stock has been volatile.

Our quarterly and annual operating revenues, expenses, and operating results may fluctuate. They have varied widely in the past, and we expect they will continue to fluctuate in the future. Fluctuations in quarterly and annual results will also adversely impact management's ability to accurately project the available revenue necessary for growing our sales and revenue through internal funding. Because we have a limited operating history and our future operating results may be below the expectations of securities analysts and investors, the market price of our common stock may decline.

                     WE DO NOT EXPECT TO PAY CASH DIVIDENDS

We have never declared or paid any cash dividends on our capital stock. We currently intend to retain any future earnings for use in the operation and expansion of our business. We do not expect to pay any cash dividends in the foreseeable future.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements made in the Transaction Documents constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to the safe harbor provisions of the reform act. Forward-looking statements may be identified by the use of terminology such as may, will, expect, anticipate, intend, believe, estimate, should, or continue or the negatives of these terms or other variations on these words or comparable terminology. To the extent that the Transaction Documents contain forward-looking statements regarding the financial condition, operating results, business prospects or any other aspect of our company, you should be aware that our actual financial condition, operating results and business performance may differ materially from that projected or estimated by us in the forward-looking statements. We have attempted to identify, in context, some of the factors that we currently believe may cause actual future experience and results to differ from their current expectations. These differences may be caused by a variety of factors, including but not limited to adverse economic conditions, intense competition, including entry of new competitors, ability to obtain sufficient financing to support our operations, progress in research and development activities, variations in costs that are beyond our control, changes in capital expenditure budgets for cable companies, adverse government regulation, inadequate capital, unexpected costs, lower sales and net income, or higher net losses than forecasted, price increases for equipment, inability to raise prices, failure to obtain new customers, the possible fluctuation and volatility of our operating results and financial condition, inability to carry out marketing and sales plans, loss of key executives, and other specific risks that may be alluded to in the Transaction Documents.

                                    EXHIBIT K

                    TENGTU INTERNATIONAL CORP. CAPITALIZATION


1.         Authorized $.01 par value per share common stock ("Common Stock")       100,000,000

2.         Authorized $.01 par value per share preferred stock ("Preferred Stock")  10,000,000

3.         Outstanding Common Stock as of October 23, 2000                          23,890,607

4.         Outstanding Preferred Stock as of October 23, 2000                                0

5.         Options - The following options to purchase Common Stock are outstanding as of
           October 23, 2000:





OPTION HOLDER                              NUMBER                   EXERCISE PRICE
-----------------------------------------------------------------------------------
Pak Cheung, Chairman and CEO              300,000                       $.218
Barry Clark, President and Director       300,000                       $.218
Jack Lian, Director                       300,000                       $.218
Hai Nan, Director                         300,000                       $.218
Xiao Feng Lin, President, Tengtu United   300,000                       $.218
Greg McLelland, Vice President            150,000                       $.25
Michael Meakes, VP - Iconix                50,000                       $.218
Other Employees                           120,000                       $.218
Gordon Reid, Director                      75,000                       $.218
John Watt, Director                        75,000                       $.218
Michael Nikiforuk, Director                75,000                       $.218
William Trotter                            15,000                       $.218
Hecht & Steckman, P.C.                    150,000                       $.968
Hecht & Steckman, P.C.                    147,000                       $.325
                                          -------

           Total                        2,357,000



6. Warrants - The following warrants to purchase Common Stock are outstanding as of October 23, 2000:

WARRANT HOLDER                    NUMBER               EXERCISE PRICE
--------------                    -----------------------------------
Top Eagle Holdings, Ltd.          1,500,000            $ .50*
The Cavior Organization              50,000            $1.50
The Cavior Organization              50,000            $3.00
Swartz Private Equity, LLC        1,200,000            to be computed by the
                                                       formula contained in
                                                       the warrant

* The exercise price for these options increases to $1.00 after December 21, 2000, $2.00 after December 21, 2001 and $4.00 after December 21, 2002.

7. Reserved Shares

Unissued Options under Stock Option Incentive Plans                2,000,000
Shares for Conversion of Convertible Debenture issued to           3,000,000
Top Eagle Holdings, Ltd.
Shares for Exercise of Warrant issued to Top Eagle Holdings, Ltd.  1,500,000
                                                                   ---------

           Total                                                   6,500,000















                                    EXHIBIT L

                                 USE OF PROCEEDS
                                 ---------------

                                                                     US$
Marketing and Promotion                                           7 Million
                     Salaries and benefits
                     Contract labour and consultant
                     Advertising and promotion campaigns
                     Traveling
Strategic Partnership Development                                 2 Million
Product Development                                              12 Million
                     Salaries and benefits
                     Computer hardware and software
                     Contract labour and consultant
                     Localization costs
Corporate Development                                             4 Million
Working Capital                                                   5 MILLION
                                                                  ---------
Total                                                            30 Million

                                    EXHIBIT M

                              INTELLECTUAL PROPERTY
                              ---------------------


A.         Listing of Intellectual Property

Iconix                     Trademark

UserNet                    educational software

CampusNet                  educational software

Digital Classroom          educational software licensed from Beijing
                           Sunland Century, Ltd.

Digital Library            Torch Project awarded by the Chinese Government

General School Computer    Torch Project informally awarded by the
                           Chinese Government
Networking

B.   Cross Licensing

Microsoft China            Microsoft Back Office SBS 4.5 package, Windows 98,
                           Office 2000, NT Server, Exchange Server, SQL Server,
                           Proxy Server


                 Beijing Sunland Century Ltd. Digital Classroom

                                    EXHIBIT N

                                  KEY EMPLOYEES
                                  -------------

1.         Pak Kwan Cheung

                                    EXHIBIT O

                                    AGREEMENT

           THIS AGREEMENT (the "Agreement") is entered into as of October 25, 2000, by and among TENGTU INTERNATIONAL CORP., a corporation duly organized and existing under the laws of the State of Delaware (the "Company") and Swartz Private Equity, LLC (hereinafter referred to as "Swartz").

                                    RECITALS:

           WHEREAS, pursuant to the Company's offering ("Equity Line") of up to Thirty Million Dollars ($30,000,000), excluding any funds paid upon exercise of the Warrants, of Common Stock of the Company pursuant to that certain Investment Agreement (the "Investment Agreement") between the Company and Swartz dated on or about October 25, 2000, the Company has agreed to sell and Swartz has agreed to purchase, from time to time as provided in the Investment Agreement, shares of the Company's Common Stock for a maximum aggregate offering amount of Thirty Million Dollars ($30,000,000); and

           WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed, among other things, to issue to Swartz Commitment Warrants, as defined in the Investment Agreement, to purchase a number of shares of Common Stock, exercisable for five (5) years from their respective dates of issuance.

                                     TERMS:

           NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. ISSUANCE OF COMMITMENT WARRANTS. As compensation for entering into the Equity Line, Swartz received a warrant convertible into 1,200,000 shares of the Company's Common Stock, in the form attached hereto as EXHIBIT A (the "Commitment Warrants").


2. ISSUANCE OF ADDITIONAL WARRANTS. On each six month anniversary of the date of execution by the Company and the Investor of the Investment Agreement (each, a "Six Month Anniversary Date"), the Company shall issue to the Investor additional warrants (the "Additional Warrants"), to purchase a number of shares of Common Stock, if necessary, such that the sum of the number of Commitment Warrants and the number of Additional Warrants issued to Investor shall equal at least "Y%" of the number of fully diluted shares of Common Stock of the Company on such Six Month Anniversary Date, where "Y" shall initially equal 4.0%, and shall be reduced by 0.5% for each Six Month Anniversary Date after the first Six Month Anniversary Date. The Additional Warrants shall initially be exercisable at the same price as the Commitment Warrants (as most recently reset), shall have the same reset provisions as the Commitment Warrants (which resets shall occur on each six month anniversary of the date of issuance of the applicable Additional Warrant throughout the term of the applicable Additional Warrant), shall have piggyback registration rights and shall have a 5-year term.

3. OPINION OF COUNSEL. Concurrently with the issuance and delivery of the Commitment Opinion (as defined in the Investment Agreement) to the Investor, or on the date that is six (6) months after the date of this Agreement, whichever is sooner, the Company shall deliver to the Investor an Opinion of Counsel (signed by the Company's independent counsel) covering the issuance of the Commitment Warrants and the Additional Warrants, and the issuance and resale of the Common Stock issuable upon exercise of the Warrants and the Additional Warrants.

4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws.


           IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 25th day of October, 2000.


--------------------------------------------- ----------------------------------
TENGTU INTERNATIONAL CORP.                    SUBSCRIBER:
                                              SWARTZ PRIVATE EQUITY, LLC.



By: ________________________________          By: _____________________________
    Pak Kwan Peter Cheung, Chairman & CEO                Eric S. Swartz, Manager


Tengtu International Corp.                    300 Colonial Center Parkway
206-5050 Kingsway Burnaby                     Suite 300
BC, Canada, V5H 4H2                           Roswell, GA  30076
Telephone: (604) 438-9827                     Telephone: (770) 640-8130
Facsimile:  (604) 439-9869                    Facsimile:  (770) 640-7150

--------------------------------------------- ----------------------------------

                                    EXHIBIT Q

                             PUT CANCELLATION NOTICE


TENGTU INTERNATIONAL CORP. (the "Company") hereby cancels the Put specified below, pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about October ___, 2000, as of the close of trading on the date specified below (the "Cancellation Date," which date must be on or after the date that this notice is delivered to the Investor), provided that such cancellation shall not apply to the number of shares of Common Stock equal to the Truncated Put Share Amount (as defined in the Investment Agreement).




                             Cancellation Date: _____________________

                             Put Date of Put Being Canceled: __________

                             Number of Shares Put on Put Date: _________

                             Reason for
Cancellation (check one):

                            [ ] Material Facts, Ineffective Registration Period.

                            [ ] Delisting Event


The Company understands that, by canceling this Put, it must give twenty (20) Business Days advance written notice to the Investor before effecting the next Put.


                           TENGTU INTERNATIONAL CORP.


                           By:
                               ----------------------------------------------
                               Pak Kwan Peter Cheung, Chairman & CEO

                           Address:
                                     Attn: Pak Kwan Peter Cheung
                                     206-5050 Kingsway
                                     Burnaby BC,
                                     Canada, V5H 4H2
                                     Telephone (604)
                                     438-9827 Facsimile
                                     (604) 439-9869

                                    EXHIBIT S


                      PUT CANCELLATION NOTICE CONFIRMATION


The undersigned Investor to that certain Investment Agreement (the "Investment Agreement") by and between the Tengtu International Corp.'s, and Swartz Private Equity, LLC dated on or about October__, 2000, hereby confirms receipt of Tengtu International Corp.'s (the "Company") Put Cancellation Notice, and confirms the following:


                                 DATE OF THIS CONFIRMATION: ________________


                                 PUT CANCELLATION DATE: ___________________






                                 INVESTOR(S)

                                 ----------------------------------------------
                                 Investor's Name

                                 By: __________________________________________
                                              (Signature)

               Address:  ------------------------------------

                         ------------------------------------

                         ------------------------------------


               Telephone No.: ___________________________________

               Facsimile No.: ____________________________________

















                                    EXHIBIT T



                                                        October 25, 2000



Attn:      Mr. Richard Tilton
           U.S.  Stock Transfer Corp.
           1745 Gardena Avenue
           Glendale, CA  91204-2991
           Telephone: (818) 502-1404
           Facsimile: (818) 502-0674

Dear Mr. Tilton:

           This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Tengtu International Corp.'s ("Tengtu") $.01 par value per share common stock ("Common Stock") pursuant to an Investment Agreement between Tengtu and Swartz Private Equity, L.L.C. ("Swartz") dated October __, 2000 (the "Investment Agreement") from time to time, and deliver such shares to an escrow agent as instructed by the Company, upon surrender to you of (i) a letter from the Company, instructing you to issue a specified number of shares of Common Stock to Swartz or its designee and (ii) an opinion of counsel authorizing such issuance in a form that complies with U.S. Stock Transfer Corp.'s regulations.

           So long as you have previously received either: (A)(i) written confirmation in an opinion letter from counsel to Tengtu (which counsel may be in-house legal counsel) that a registration statement covering resales of the Common Stock issued under the Investment Agreement has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and therefore, certificates issued need not bear a restrictive legend, or (B) written confirmation in an opinion letter from counsel to Tengtu (which counsel may be in-house legal counsel), acceptable to U.S. Stock Transfer Corp., that a public sale or transfer of the Common Stock issued under the Investment Agreement may be properly made without registration under the Act, and/or the regulations promulgated thereunder, and therefore, certificates issued need not bear a restrictive legend ((A) or (B) above, as applicable, is referred to as a "Confirmation"), certificates representing the Common Stock shall not bear any legend restricting transfer of such stock and should not be subject to any stop-transfer restriction.

           If you have not previously received Confirmation, and if instructed to do by Tengtu and you receive a supporting opinion letter from Tengtu's counsel, then the Common Stock issued under the Investment Agreement, and the certificates representing such Common Stock shall be issued with the following legend:

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS."

           Please be advised that Swartz is relying upon this letter as an inducement to enter into the Investment Agreement.

           Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (604) 438-9827.


                                         Very truly yours,

                                         TENGTU INTERNATIONAL CORP.


                                         By:
                                             ----------------------------------
                                              Pak Kwan Peter Cheung


Agreed and Acknowledged:
TRANSFER AGENT

U.S. STOCK TRANSFER CORPORATION          SWARTZ PRIVATE EQUITY, LLC


BY: __________________________           BY: ____________________________
                                             Eric S. Swartz, Manager
NAME: _______________________

TITLE: ________________________

Date: October ___, 2000                  Date: October ___, 2000

                                    EXHIBIT U

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Warrant to Purchase
1,200,000 shares
---------

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                           TENGTU INTERNATIONAL CORP.

           THIS CERTIFIES that SWARTZ PRIVATE EQUITY, LLC or any subsequent holder hereof pursuant to Section 8 hereof ("Holder"), has the right to purchase from TENGTU INTERNATIONAL CORP., a Delaware corporation (the "Company"), up to 1,200,000 fully paid and nonassessable shares of the Company's common stock, $0.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time the date that is five (5) years after the Date of Issuance (the "Exercise Period").

           Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

           1.        DATE OF ISSUANCE AND TERM.
                     --------------------------

           This Warrant shall be deemed to be issued on September 7, 2000 ("Date of Issuance"). The term of this Warrant is five (5) years from the Date of Issuance.

           Of this Warrant to purchase one million two hundred thousand (1,200,000) shares of Common Stock of the Company, the Warrant is exercisable as to four hundred thousand (400,000) shares of Common Stock of the Company after the fifteen (15) business day document review period (the "Review Period") referenced in the Equity Line Letter of Agreement dated on or about September 7, 2000, between Holder and Company (the "Letter of Agreement") has ended, shall be further exercisable as to an additional four hundred thousand (400,000) shares of Common Stock of the Company upon the execution by the Company and Swartz Private Equity, LLC of an Investment Agreement, pursuant to the Letter of Agreement ("Investment Agreement") and shall be further exercisable as to the remaining four hundred thousand (400,000) shares of Common Stock of the Company upon the earlier of (i) the date of effectiveness of Company's registration statement (the "Registration Statement") to be filed pursuant to the Investment Agreement and related documents, or (ii) March 7, 2001.

           Anything in this Warrant to the contrary notwithstanding, if the Company delivers written notice to Swartz Private Equity, LLC prior to the expiration of the Review Period that the legal documents for the transaction contemplated by the Letter of Agreement are unacceptable and the Company wishes to terminate the transaction (a "Company Termination Notice"), Holder shall return this Warrant to the Company and all of Holder's rights under this Warrant shall be null and void and of no effect. Anything in this Warrant to the contrary notwithstanding, if Swartz Private Equity, LLC delivers written notice to the Company prior to the expiration of the Review Period that it has elected not to proceed with its obligations under the Letter of Agreement (the "Due Diligence Notice"), this Warrant shall become null and void and Swartz Private Equity, LLC shall return it to the Company. If the Company has not delivered a Company Termination Notice to Swartz Private Equity, LLC, and Swartz Private Equity, LLC has not delivered a Due Diligence Notice to the Company, prior to the expiration of the Review Period, ownership of this Warrant shall irrevocably vest to the Holder, regardless of whether a Company Termination Notice is delivered anytime thereafter.

           Notwithstanding anything to the contrary herein, the applicable portion of this Warrant shall not be exercisable during any time that, and only to the extent that, the number of shares of Common Stock to be issued to Holder upon such exercise, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns at the time of such exercise, would equal or exceed 4.99% of the number of shares of Common Stock then outstanding, as determined in accordance with Section 13(d) of the Exchange Act (the "4.99% Limitation"). The 4.99% Limitation shall be conclusively satisfied if the applicable Exercise Notice includes a signed representation by the Holder that the issuance of the shares in such Exercise Notice will not violate the 4.99% Limitation, and the Company shall not be entitled to require additional documentation of such satisfaction.

           2.        EXERCISE.
                     --------

           (A) MANNER OF EXERCISE. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby (the "Warrant Shares") upon surrender of this Warrant, with the Exercise Form attached hereto as EXHIBIT A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Attention: Pak Kwan Cheung, Chairman & CEO, Tengtu International Corp., 206-5050 Kingsway, Burnaby, BC, Canada, V5H 4H2; Telephone: (604) 438-9827, Facsimile: (604) 439-9869, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

           (B) DATE OF EXERCISE. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

           (C) DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE. Upon any exercise of this Warrant, the Company shall use its reasonable best efforts to deliver, or shall cause its transfer agent to deliver, a stock certificate or certificates representing the number of shares of Common Stock into which this Warrant was exercised, within three (3) trading days of the date that all of the following have been received by the Company: (i) the original completed and executed Exercise Form, (ii) the original Warrant and (iii) the Exercise Price (if applicable)(collectively, the "Receipt Date"). Such stock certificates shall not contain a legend restricting transfer if a registration statement covering the resale of such shares of Common Stock is in effect at the time of such exercise or if such shares of Common Stock may be resold by the Holder pursuant to an exemption from registration, including but not limited to Rule 144 under the Securities Act of 1933 (the "Act"). The Holder shall be responsible for submitting documentation, reasonably satisfactory to the Company's counsel, demonstrating availability of such exemption from registration justifying issuance without a restrictive legend in the event that a registration statement covering the resale of such shares is not in effect.

           (D) ECONOMIC LOSS DUE TO LATE DELIVERY OF SHARES. If the Company fails for any reason to deliver the requisite number of shares of Common Stock (unlegended, if so required by the terms of this Warrant)(the "Warrant Shares") to a Holder upon an exercise of this Warrant within fifteen (15) business days of the Receipt Date (the "Late Delivery Deadline"), the Company shall pay such Holder (in addition to any other remedies available to Holder) an amount equal to ("Non-Delivery Payment") the number of Warrant Shares for which delivery is late, multiplied by the difference of:

                     (x) the highest closing price for the Company's Common Stock for any trading day during the period beginning on and including the Date of Exercise and ending on the earlier of (i) the date that the Investor receives from the Company certificates (unlegended, if so required by the terms of this Warrant) representing the Warrant Shares of Common Stock issuable in conjunction with such Exercise, or
                     (ii) the date that the Investor receives the full amount of the Non-Delivery Payment, whichever is earlier, minus

                     (y) the Exercise Price per share (which, in the case of a Cashless Exercise, shall be deemed to equal zero), or, if the Investor has received the Warrant Shares (unlegended, if so required by the terms of this Warrant) from the Company prior to the payment of the Non-Delivery Payment, the lowest closing price of the Company's Common Stock for the five (5) trading days immediately preceding the date that such Warrant Shares are delivered to the Holder.

Non-Delivery Payments shall be payable, in cash or cash equivalent, within five
(5) business days of the Late Delivery Deadline.

            (E) LIQUIDATED DAMAGES. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE SUMS PAYABLE AS NON-DELIVERY PAYMENTS SHALL GIVE RISE TO LIQUIDATED DAMAGES AND NOT PENALTIES. THE PARTIES FURTHER ACKNOWLEDGE THAT (I) THE AMOUNT OF LOSS OR DAMAGES LIKELY TO BE INCURRED BY THE HOLDER IS INCAPABLE OR IS DIFFICULT TO PRECISELY ESTIMATE, (II) THE AMOUNTS SPECIFIED BEAR A REASONABLE PROPORTION AND ARE NOT PLAINLY OR GROSSLY DISPROPORTIONATE TO THE PROBABLE LOSS LIKELY TO BE INCURRED BY THE INVESTOR, AND (III) THE PARTIES ARE SOPHISTICATED BUSINESS PARTIES AND HAVE BEEN REPRESENTED BY SOPHISTICATED AND ABLE LEGAL AND FINANCIAL COUNSEL AND NEGOTIATED THIS AGREEMENT AT ARM'S LENGTH.

           (F) CANCELLATION OF WARRANT. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

           (G) HOLDER OF RECORD. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

           3.        PAYMENT OF WARRANT EXERCISE PRICE.
                     ---------------------------------

           The Exercise Price per share ("Exercise Price") shall initially equal (the "Initial Exercise Price") the average Closing Price for the five (5) trading days immediately preceding September 7, 2000, which is $1.231. If the average Closing Price of the Company's Common Stock for the five (5) trading days immediately preceding the date, if any, that Swartz Private Equity, LLC executes an Investment Agreement pursuant to the Letter of Agreement (the "Closing Market Price") is less than the Initial Exercise Price, the Exercise Price shall be reset to equal the Closing Market Price, or, if the Date of Exercise is more than six (6) months after the Date of Issuance, the Exercise Price shall be reset to equal the lesser of (i) the Exercise Price then in effect, or (ii) the "Lowest Reset Price," as that term is defined below. The Company shall calculate a "Reset Price" on each six-month anniversary date of the Date of Issuance which shall equal the average Closing Price of the Company's Common Stock for the five (5) trading days ending on such six-month anniversary date of the Date of Issuance. The "Lowest Reset Price" shall equal the lowest Reset Price determined on any six-month anniversary date of the Date of Issuance preceding the Date of Exercise, taking into account, as appropriate, any adjustments made pursuant to Section 5 hereof.

           For purposes hereof, the term "Closing Price" shall mean the closing price on the Nasdaq Small Cap Market, the National Market System ("NMS"), the New York Stock Exchange, or the O.T.C. Bulletin Board, or if no longer traded on the Nasdaq Small Cap Market, the National Market System ("NMS"), the New York Stock Exchange, or the O.T.C. Bulletin Board, the "Closing Price" shall equal the closing price on the principal national securities exchange or the over-the-counter system on which the Common Stock is so traded and, if not available, the mean of the high and low prices on the principal national securities exchange on which the Common Stock is so traded.



           Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

           (i)    CASH EXERCISE: cash, bank or cashiers check or wire transfer;
 or

           (ii) CASHLESS EXERCISE: The Holder, at its option, may exercise this Warrant in a cashless exercise transaction. In order to effect a Cashless Exercise, the Holder shall surrender this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                  X = Y (A-B)/A

     where:    X = the number of shares of Common Stock to be issued to Holder.

           Y = the number of shares of Common Stock for which this Warrant is being exercised.

           A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average Closing Price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the O.T.C. Bulletin Board, National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrants. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

           B = the Exercise Price.


           For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

           4.        TRANSFER AND REGISTRATION.
                     -------------------------

           (a) TRANSFER RIGHTS. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

           (b) REGISTRABLE SECURITIES. In addition to any other registration rights of the Holder, if the Common Stock issuable upon exercise of this Warrant is not registered for resale at the time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Act (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity)(a "Piggyback Registration Statement"), the Company shall cause to be included in such Piggyback Registration Statement ("Piggyback Registration") all of the Common Stock issuable upon the exercise of this Warrant ("Registrable Securities") to the extent such inclusion does not violate the registration rights of any other securityholder of the Company granted prior to the date hereof. Nothing herein shall prevent the Company from withdrawing or abandoning the Piggyback Registration Statement prior to its effectiveness.

           (c) LIMITATION ON OBLIGATIONS TO REGISTER UNDER A PIGGYBACK REGISTRATION. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in the Piggyback Registration Statement, to the extent such Registrable Securities may be included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into a reasonable agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

           5.        ANTI-DILUTION ADJUSTMENTS.
                     -------------------------

           (a) STOCK DIVIDEND. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.


           (b)       RECAPITALIZATION OR RECLASSIFICATION.

                     (i) STOCK SPLIT. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a LARGER number of shares (a "Stock Split"), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased in direct proportion to the increase in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be proportionally decreased.

                     (ii) REVERSE STOCK SPLIT. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a SMALLER number of shares (a "Reverse Stock Split"), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be proportionately decreased and the Exercise Price shall be proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

           (c) DISTRIBUTIONS. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding years) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

           (d) NOTICE OF CONSOLIDATION OR MERGER AND WARRANT EXCHANGE. The Company shall not, at any time after the date hereof, effect a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), unless the resulting successor or acquiring entity (the "Resulting Entity") assumes by written instrument the Company's obligations under this Warrant, including but not limited to the Exercise Price reset provisions as provided herein during the term of the resultant warrants, and agrees in such written instrument that this Warrant shall be exerciseable into such class and type of securities or other assets of the Resulting Entity as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change, and the Exercise Price of this Warrant shall be proportionately increased (if this Warrant shall be changed into or become exchangeable for a warrant to purchase a smaller number of shares of Common Stock of the Resulting Entity) or shall be proportionately decreased (if this Warrant shall be changed or become exchangeable for a warrant to purchase a larger number of shares of Common Stock of the Resulting Entity); provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

           (e) EXERCISE PRICE ADJUSTED. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b),
(c) or (d) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of this Warrant. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $0.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $0.01 or more.


           (f) ADJUSTMENTS: ADDITIONAL SHARES, SECURITIES OR ASSETS. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

           6.        FRACTIONAL INTERESTS.
                     --------------------

                     No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

           7.        RESERVATION OF SHARES.
                     ---------------------

                     The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock
(or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

           8.        RESTRICTIONS ON TRANSFER.
                     ------------------------

                     (a) REGISTRATION OR EXEMPTION REQUIRED. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or unless the Company has received an opinion from the Company's counsel to the effect that such registration is not required, or the Holder has furnished to the Company an opinion of the Holder's counsel, which counsel shall be reasonably satisfactory to the Company, to the effect that such registration is not required; the transfer complies with any applicable state securities laws; and, if no registration covering the resale of the Warrant Shares is effective at the time the Warrant Shares are issued, the Holder consents to a legend being placed on certificates for the Warrant Shares stating that the securities have not been registered under the Securities Act and referring to such restrictions on transferability and sale.

                     (b) ASSIGNMENT. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as EXHIBIT B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten
(10) business days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

           9.        BENEFITS OF THIS WARRANT.
                     ------------------------

                     Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

           10.       APPLICABLE LAW.
                     --------------

                     This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Georgia, without giving effect to conflict of law provisions thereof.

           11.       LOSS OF WARRANT.
                     ---------------

                     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

           12.       NOTICE OR DEMANDS.
                     -----------------

Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.

           IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ____ day of September, 2000.


                         TENGTU INTERNATIONAL CORP.



                         By: ________________________________
                         Pak Kwan Cheung, Chairman & CEO

                                    EXHIBIT A

                            EXERCISE FORM FOR WARRANT

                         TO: TENGTU INTERNATIONAL CORP.

           The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of TENGTU INTERNATIONAL CORP. a Delaware corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

           1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated: _________

------------------------------------------------------------------------
                                    Signature


-----------------------------------------------------------------------
                                   Print Name


------------------------------------------------------------------------
                                     Address

-----------------------------------------------------------------------

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
------------------------------------------------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of TENGTU INTERNATIONAL CORP., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                   ______________________________
                                               Signature


                                     Fill in for new registration of Warrant:

                                     -----------------------------------


                     Name

                     -----------------------------------------
                     Address

                     -----------------------------------------
                     Please print name and address of assignee
                     (including zip code number)

                     -----------------------------------------

                     NOTICE

                     The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

    ------------------------------------------------------------------------